Exhibit 10(u)

EXECUTION VERSION

EXCHANGE AGREEMENT

by and among

XEROX CORPORATION,

CONDUENT INCORPORATED

and

DARWIN A. DEASON

Dated as of October 27, 2016

i

ii

ANNEXES

Annex I	Form of Xerox Certificate of Amendment
Annex II	Form of Conduent Certificate of Amendment

iii

EXCHANGE AGREEMENT, dated as of October 27, 2016 (this “Agreement”), by and among XEROX CORPORATION, a New York corporation (“Xerox”), CONDUENT INCORPORATED, a New York corporation (“Conduent”), and Darwin A. Deason (“Deason”).

WHEREAS, Xerox has established Conduent, a wholly-owned Subsidiary of Xerox;

WHEREAS, Xerox and Conduent expect to enter into a Separation and Distribution Agreement whereby, subject to the terms and conditions thereof, Conduent will come to hold Xerox’s business process outsourcing business (the “Separation”) and Xerox will distribute to the holders of record of shares of Xerox Common Stock, on a pro rata basis, all of the outstanding shares of Conduent Common Stock owned by Xerox on the distribution date (such date, the “Distribution Date”; such distribution, the “Distribution” and, together with the Separation, the “Spin-Off”);

WHEREAS, immediately following the completion of the Distribution, Deason desires to transfer to Xerox a certain number of shares of Xerox’s Series A Convertible Preferred Stock, par value $1.00 per share (“Xerox Series A Preferred Stock”), in exchange for a certain number of shares of Xerox’s Series B Convertible Preferred Stock, par value $1.00 per share (“Xerox Series B Preferred Stock”), and for a certain number of shares of Conduent’s Series A Convertible Preferred Stock, par value $0.01 per share (“Conduent Series A Preferred Stock”), in each case having the designation, preferences, privileges and voting powers and the restrictions and qualifications as specified in the form of the Xerox Certificate of Amendment attached as Annex I (the “Xerox Certificate of Amendment”), which forms a part of this Agreement, and the form of the Conduent Certificate of Amendment attached as Annex II (the “Conduent Certificate of Amendment”), which forms a part of this Agreement, respectively; and

WHEREAS, the parties hereto intend that the Xerox Exchange qualifies as a “reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and this Agreement constitutes a “plan of reorganization” within the meaning of Section 368 of the Code.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

Section 1.01 Definitions. (a) For purposes of this Agreement, the following terms shall have the following meanings:

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person. For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise. It is understood that Deason shall not be considered an Affiliate of Xerox, Conduent or any of their respective Subsidiaries for purposes of this Agreement.

“Business Day” means any day except a Saturday, a Sunday or other day on which the SEC, the Conduent Stock Exchange, the Xerox Stock Exchange or banks in the City of New York are authorized or required by Law to be closed.

“Conduent Charter Documents” means Conduent’s Certificate of Incorporation and by-laws.

“Conduent Common Stock” means the shares of common stock, par value $0.01 per share, of Conduent.

“Conduent Stock Exchange” means NYSE.

“Exchange Act” means the Securities Exchange Act of 1934.

“GAAP” means generally accepted accounting principles in the United States.

“Governmental Authority” means any government, court, regulatory or administrative agency, commission or authority or other legislative, executive or judicial governmental entity (in each case including any self-regulatory organization), whether federal, state or local, domestic, foreign or multinational.

“Judgment” means any outstanding order, judgment, injunction, ruling, writ or decree of any Governmental Authority.

“Law” means all state or federal laws, foreign laws, common law, statutes, ordinances, codes, rules or regulations or other similar requirement enacted, adopted, promulgated or applied by any Governmental Authority.

“Liabilities” means any and all debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, known or unknown, matured or unmatured, determined or determinable, secured or unsecured, disputed or undisputed, or subordinated or unsubordinated, including those arising under any Law, action, claim, suit, proceeding, arbitration, subpoena, civil investigative demand or Governmental Authority investigation, or any order, writ, judgment, injunction, decree, stipulation, determination or award entered or issued by or with any Governmental Authority, and those arising under any contract, arrangement or undertaking.

“Liens” means any mortgage, pledge, lien, charge, encumbrance, security interest or other restriction of any kind or nature, whether based on Law or contract.

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“New York Department of State” means the Department of State of the State of New York.

“NYSE” means the New York Stock Exchange.

“Permitted Liens” means any restrictions imposed by (i) the Securities Act and any other applicable securities Laws or (ii) in the case of shares of Xerox Series A Preferred Stock, Xerox Series B Preferred Stock or Conduent Series A Preferred Stock, the Xerox Charter Documents, the Xerox Certificate of Amendment or the Conduent Certificate of Amendment, respectively.

“Person” means an individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization or any other entity, including a Governmental Authority.

“Representatives” means, with respect to any Person, its officers, directors, principals, partners, managers, members, employees, consultants, agents, financial advisors, investment bankers, attorneys, accountants, other advisors and other representatives.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933.

“Separation and Distribution Agreement” means the agreement between Xerox and Conduent to effect the Spin-Off.

“Settlement Agreement” means that certain agreement by and among Xerox, Conduent and Deason dated as of the date hereof, pursuant to which, among other things, the parties thereto agreed to settle certain litigation captioned Darwin Deason v. Xerox Corporation, No. 3:16-cv-02856-L (N.D. Tex.).

“Spin-Off Documents” means the Separation and Distribution Agreement and any other contract or arrangement entered into by Xerox or any of its Subsidiaries, on the one hand, and Conduent or any of its Subsidiaries, on the other hand, in furtherance of, or in connection with, the Spin-Off.

“Subsidiary”, when used with respect to any Person, means any corporation, limited liability company, partnership, association, trust or other entity of which (x) securities or other ownership interests representing more than 50% of the ordinary voting power (or, in the case of a partnership, more than 50% of the general partnership interests) or (y) sufficient voting rights to elect at least a majority of the board of directors or other governing body are, as of such date, owned by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

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“Tax” means any and all federal, state, local or foreign taxes, fees, levies, duties, tariffs, imposts, and other similar charges, in each case in the nature of a tax, (together with any and all interest, penalties and additions to tax) imposed by any Governmental Authority.

“Xerox Charter Documents” means Xerox’s Certificate of Incorporation and by-laws.

“Xerox Common Stock” means the shares of common stock, par value $1.00 per share, of Xerox.

“Xerox Deferred Stock Unit” means a deferred stock unit in respect of shares of Xerox Common Stock granted under a Xerox Stock Plan.

“Xerox Performance Share” means a restricted stock unit in respect of shares of Xerox Common Stock granted under a Xerox Stock Plan that is subject to performance-based vesting or forfeiture conditions.

“Xerox RSU” means a restricted stock unit in respect of shares of Xerox Common Stock granted under a Xerox Stock Plan that is solely subject to service-based vesting or forfeiture conditions.

“Xerox Savings Plans” means the Xerox Corporation Savings Plan, the Savings Plan of Xerox Corporation and the Xerographic Division, Rochester Regional Joint Board on Behalf of Itself and Other Regional Joint Boards and the Xerox Business Services Savings Plan.

“Xerox Stock Exchange” means NYSE.

“Xerox Stock Option” means an unexercised option to purchase shares of Xerox Common Stock granted under a Xerox Stock Plan.

“Xerox Stock Plans” means the Xerox Corporation 2004 Performance Incentive Plan, the Affiliated Computer Services, Inc. 2007 Equity Incentive Plan, the Affiliated Computer Services, Inc. 1997 Stock Incentive Plan, the Xerox Corporation 2004 Equity Compensation Plan for Non-Employee Directors and the 1996 Non-Employee Director Stock Option Plan, in each case as amended and restated.

(b) In addition to the terms defined in Section 1.01(a), the following terms have the meanings assigned thereto in the Sections set forth below:

Term	Section
Acquired Conduent Shares	2.01
Acquired Shares	5.05
Acquired Xerox Shares	2.01
Action	9.06(b)
Agreement	Preamble
Bankruptcy and Equity Exception	3.01(a)

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Closing	2.02(a)
Closing Date	2.02(a)
Code	Recitals
Conduent	Preamble
Conduent Certificate of Amendment	Recitals
Conduent Exchange	2.01
Conduent SEC Documents	4.07(a)
Conduent Series A Preferred Stock	Recitals
Deason	Preamble
Deason Parties	6.06
Distribution	Recitals
Distribution Date	Recitals
Exchanges	2.01
IRS	6.08(a)
Released Matter	6.06
Released Party	6.06
Restraints	7.01(a)
Separation	Recitals
Spin-Off	Recitals
Termination Date	8.01(b)
Transfer	6.03
Xerox	Preamble
Xerox Certificate of Amendment	Recitals
Xerox Exchange	2.01
Xerox SEC Documents	3.08(a)
Xerox Securities	3.02(b)
Xerox Series A Preferred Stock	Recitals
Xerox Series B Preferred Stock	Recitals

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ARTICLE II

The Exchanges

Section 2.01 The Exchanges. On the terms of this Agreement and subject to the satisfaction (or, to the extent permitted by applicable Law, waiver by the party entitled to the benefit thereof) of the conditions set forth in Article VII, at the Closing, Deason will transfer and deliver to Xerox, and Xerox will accept from Deason, an aggregate of 300,000 shares of Xerox Series A Preferred Stock, and Xerox will transfer and deliver to Deason, and Deason will accept from Xerox, in exchange, (i) an aggregate of 120,000 shares of Conduent Series A Preferred Stock (the “Conduent Exchange” and such shares, the “Acquired Conduent Shares”) and (ii) an aggregate of 180,000 shares of Xerox Series B Preferred Stock (the “Xerox Exchange” and such shares, the “Acquired Xerox Shares”). The transfers and deliveries of shares pursuant to this Section 2.01 are referred to collectively as the “Exchanges”.

Section 2.02 Closing. (a) On the terms of this Agreement, the closing of the Exchanges (the “Closing”) shall occur immediately following the completion of the Distribution so long as all of the conditions to the Closing set forth in Article VII of this Agreement have been satisfied or, to the extent permitted by applicable Law, waived by the party entitled to the benefit thereof (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at such time) at the offices of Cravath, Swaine & Moore LLP, 825 Eighth Avenue, New York, New York 10019, or at such other place, time and date as shall be agreed between Xerox and Deason (the date on which the Closing occurs, the “Closing Date”).

(b) At the Closing:

(i) Deason shall deliver to Xerox an aggregate of 300,000 shares of Xerox Series A Preferred Stock free and clear of all Liens, except Permitted Liens;

(ii) Xerox shall deliver to Deason the Acquired Conduent Shares, which shares will have been previously issued to Xerox by Conduent, and the Acquired Xerox Shares, in each case, free and clear of all Liens, except Permitted Liens.

Section 2.03 Effect on Capital Stock. Upon Closing, by virtue of the Exchanges and without any action on the part of the holders of any capital stock of Xerox, all shares of Xerox Series A Preferred Stock shall no longer be outstanding and shall automatically be canceled and shall cease to exist.

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ARTICLE III

Representations and Warranties of Xerox

Xerox represents and warrants to Deason as of the date of this Agreement and as of the Closing (except to the extent made only as of a specified date, in which case such representation and warranty is made as of such date) that:

Section 3.01 Organization; Authority; Noncontravention. (a) Xerox is a corporation duly organized and validly existing under the Laws of the State of New York. Xerox has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance by Xerox of this Agreement, and the consummation by it of the Exchanges, have been duly authorized and no other corporate action on the part of Xerox or action on the part of its shareholders is necessary to authorize the execution, delivery and performance by Xerox of this Agreement and the consummation by it of the Exchanges. This Agreement has been duly executed and delivered by Xerox and, assuming due authorization, execution and delivery of this Agreement by Deason, constitutes a legal, valid and binding obligation of Xerox, enforceable against Xerox in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar Laws of general application affecting or relating to the enforcement of creditors’ rights generally and (ii) is subject to general principles of equity, whether considered in a proceeding at law or in equity (the “Bankruptcy and Equity Exception”).

(b) Neither the execution and delivery of this Agreement by Xerox, nor the consummation by Xerox of the Exchanges, nor performance or compliance by Xerox with any of the terms or provisions of this Agreement, will (i) conflict with or violate any provision of Xerox Charter Documents or (ii) assuming that the consents and approvals referred to in Section 3.03 are obtained prior to the Closing Date, violate any Law or Judgment applicable to Xerox or any of its Subsidiaries, except in the case of clause (ii) as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Xerox to consummate the Exchanges.

Section 3.02 Capitalization; Indebtedness. (a) The authorized capital stock of Xerox consists of 1,750,000,000 shares of Xerox Common Stock, 600,000 shares of Class B Stock, par value $1.00 per share, and 22,043,067 shares of Cumulative Preferred Stock, par value $1.00 per share, of which 300,000 shares of Xerox Series A Preferred Stock are authorized and 180,000 shares of Xerox Series B Preferred Stock will be authorized as of the Closing. As of the close of business on September 30, 2016, (i) 1,013,776,524 shares of Xerox Common Stock were issued and outstanding (and no Xerox Restricted Shares were issued and outstanding), (ii) 101,171,373 shares of Xerox Common Stock were reserved and available for issuance pursuant to the Xerox Stock Plans, (iii) 34,678,712 shares of Xerox Common Stock were subject to outstanding awards under the Xerox Stock Plans, (iv) 300,000 shares of Xerox Series A Preferred Stock were issued and outstanding, (v) 26,966,280 shares of Xerox Common Stock were reserved and available for issuance upon conversion of the Xerox Series A Preferred Stock and (vi) approximately 835,000 shares of Xerox Common Stock were reserved and available for issuance pursuant to the historical convertible indebtedness and other instruments.

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(b) Except as described in this Section 3.02, as of the close of business on September 30, 2016, there were (i) no outstanding shares of capital stock of, or other equity or voting interests in, Xerox, (ii) no outstanding securities of Xerox convertible into or exchangeable for shares of capital stock of, or other equity or voting interests in, Xerox, (iii) no outstanding options, warrants, rights or other commitments or agreements to acquire from Xerox, or that obligate Xerox to issue, any capital stock of, or other equity or voting interests (or voting debt) in, or any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interests in, Xerox other than obligations under Xerox Plans in the ordinary course of business, (iv) no obligations of Xerox to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar agreement or commitment relating to any capital stock of, or other equity or voting interests in, Xerox (the items in clauses (i), (ii), (iii) and (iv) being referred to collectively as “Xerox Securities”) and (v) no other obligations by Xerox or any of its Subsidiaries to make any payments based on the price or value of any Xerox Securities.

(c) As of as of the close of business on September 30, 2016, the principal amount of outstanding indebtedness for borrowed money of Xerox and its Subsidiaries (not including intercompany indebtedness or operating leases) was approximately $7,400 million inclusive of net unamortized discounts and fair value adjustments, which do not exceed $25 million in the aggregate.

Section 3.03 Governmental Approvals. No consent or approval of, or filing, license, permit or authorization, declaration or registration with, any Governmental Authority is necessary for the execution and delivery of this Agreement by Xerox, the performance by Xerox of its obligations hereunder and the consummation by Xerox of the Exchanges, except for (a) the filing of the Xerox Certificate of Amendment with the New York Department of State, (b) the filing of the Conduent Certificate of Amendment with the New York Department of State, (c) such consents, approvals, filings, declarations or registrations to be made or obtained under the applicable state securities or blue sky Laws and (d) such consents, approvals, filings, licenses, permits, authorizations, declarations or registrations that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Xerox to consummate the Exchanges.

Section 3.04 Brokers and Other Advisors. No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses in connection therewith, in connection with this Agreement or the Exchanges based upon arrangements made by or on behalf of Xerox or any of its Subsidiaries, other than any arrangements for which Xerox or any of its Subsidiaries are solely responsible.

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Section 3.05 Exchange of Securities. Assuming the accuracy of the representations and warranties set forth in Section 5.05, the Xerox Exchange is exempt from the registration and prospectus delivery requirements of the Securities Act. Without limiting the foregoing, neither Xerox nor, to Xerox’s knowledge, any other Person authorized by Xerox to act on its behalf, has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of investors with respect to offers or sales of shares of Xerox Series B Preferred Stock, and neither Xerox nor, to Xerox’s knowledge, any Person acting on its behalf has made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the exchange or issuance of the Acquired Xerox Shares to be integrated with prior offerings by Xerox for purposes of the Securities Act that would result in none of Regulation D or any other applicable exemption from registration under the Securities Act being available, nor will Xerox take any action or steps that would cause the exchange or issuance of the Acquired Xerox Shares to be integrated with other offerings by Xerox.

Section 3.06 Listing and Maintenance Requirements. The Xerox Common Stock is registered pursuant to Section 12(b) of the Exchange Act and listed on the Xerox Stock Exchange, and Xerox has taken no action designed to terminate, or which to Xerox’s knowledge is reasonably likely to have the effect of terminating, the registration of the Xerox Common Stock under the Exchange Act or delisting the Xerox Common Stock from the Xerox Stock Exchange.

Section 3.07 Status of Securities. As of the Closing, the Acquired Xerox Shares will be and, upon the conversion, the shares of Xerox Common Stock issuable upon conversion of the Acquired Xerox Shares will be, when issued, duly authorized by all necessary corporate action on the part of Xerox, validly issued, fully paid and nonassessable and issued in compliance with all applicable federal and state securities Laws, and will be free and clear of all Liens, except Permitted Liens. The shares of Xerox Common Stock issuable upon conversion of the Acquired Xerox Shares have been duly reserved for issuance.

Section 3.08 Xerox SEC Documents. (a) Since January 1, 2014, Xerox has filed or furnished with the SEC all material forms, schedules, prospectuses, registration statements, reports and other documents required to be filed or furnished by it with the SEC (the “Xerox SEC Documents”). As of their respective dates, or, if amended or superseded, as of the date of such amendment or superseding filing or document so furnished, (i) the Xerox SEC Documents complied in all material respects with the requirements of the Securities Act, the Exchange Act or the Sarbanes-Oxley Act, as the case may be, and the applicable rules and regulations promulgated thereunder and (ii) none of the Xerox SEC Documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading in any material respect. No executive officer of Xerox has failed to make the applicable certifications, if any, required by him or her under Section 302 or 906 of the Sarbanes-Oxley Act, with respect to any Xerox SEC Document, except as disclosed in certifications filed with the Xerox SEC Documents. As of the date hereof, there are no outstanding or unresolved comments in any comment letters of the staff of the SEC received by Xerox relating to the Xerox SEC Documents.

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(b) The consolidated financial statements (including all related notes and schedules) of Xerox included in the Xerox SEC Documents (i) complied as to form, as of their respective dates of filing with the SEC, in all material respects with the published rules and regulations of the SEC with respect thereto, (ii) fairly present in all material respects the consolidated financial position of Xerox and its consolidated Subsidiaries as at the respective dates thereof and their consolidated results of operations and consolidated cash flows for the respective periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments, to the absence of notes and to any other adjustments described therein, including in any notes thereto), (iii) have been prepared in all material respects in accordance with the books and records of Xerox and its consolidated Subsidiaries and (iv) have been prepared in accordance with GAAP applied on a consistent basis during the periods indicated (except as may be indicated therein or in the notes thereto and subject, in the case of unaudited statements, to normal year-end audit adjustments and to the absence of notes).

(c) None of Xerox or its Subsidiaries is a party to, or has any commitment to become a party to, “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K of the SEC) other than those which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Xerox to consummate the Exchanges or has had or would reasonably be expected to have, a material adverse effect on the business, assets, properties, results of operation or financial condition of Xerox and its Subsidiaries, taken as a whole.

Section 3.09 No Undisclosed Liabilities. Except (a) as reflected or expressly reserved against in Xerox’s financial statements, or the notes thereto, included in the Xerox SEC Documents filed with the SEC and publicly available prior to the date of this Agreement, (b) for Liabilities incurred in the ordinary course of business consistent with past practice since the date of such financial statements and (c) for Liabilities arising out of or in connection with this Agreement, none of Xerox or its Subsidiaries has any Liabilities that would be required to be reflected or reserved against in a consolidated balance sheet of Xerox and its consolidated subsidiaries prepared in accordance with GAAP, as in effect on the date hereof, other than those which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Xerox to consummate the Exchanges or has had or would reasonably be expected to have, a material adverse effect on the business, assets, properties, results of operation or financial condition of Xerox and its Subsidiaries, taken as a whole.

Section 3.10 Disclaimer. Except as set forth in this Article III, neither Xerox nor any other Person acting on its behalf makes any other express or implied representation or warranty with respect to Xerox Series B Preferred Stock, the Xerox Common Stock, Xerox or any of its Subsidiaries or their respective businesses, operations, properties, assets, liabilities, condition (financial or otherwise) or prospects, notwithstanding the delivery or disclosure to Deason or any of his Representatives of any documentation, forecasts or other information with respect to any one or more of the foregoing. Deason acknowledges that he is not executing or authorizing the execution of this Agreement in reliance upon any such representation or warranty not explicitly set forth in this Article III.

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ARTICLE IV

Representations and Warranties of Conduent

Conduent represents and warrants to Deason as of the date of this Agreement and as of the Closing (except to the extent made only as of a specified date, in which case such representation and warranty is made as of such date) that:

Section 4.01 Organization; Authority; Noncontravention. (a) Conduent is a corporation duly organized and validly existing under the Laws of the State of New York. Conduent has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance by Conduent of this Agreement, and the consummation by it of the Exchanges, have been duly authorized and no other corporate action on the part of Conduent or action on the part of its sole shareholder is necessary to authorize the execution, delivery and performance by Conduent of this Agreement and the consummation by it of the Exchanges. This Agreement has been duly executed and delivered by Conduent and, assuming due authorization, execution and delivery of this Agreement by Deason, constitutes a legal, valid and binding obligation of Conduent, enforceable against Conduent in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(b) Neither the execution and delivery of this Agreement by Conduent, nor the consummation by Conduent of the Exchanges, nor performance or compliance by Conduent with any of the terms or provisions of this Agreement, will (i) conflict with or violate any provision of the Conduent Charter Documents or (ii) assuming that the consents and approvals referred to in Section 4.02 are obtained prior to the Closing Date, violate any Law or Judgment applicable to Conduent or any of its Subsidiaries, except in the case of clause (ii) as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Conduent to consummate the Exchanges.

Section 4.02 Governmental Approvals. No consent or approval of, or filing, license, permit or authorization, declaration or registration with, any Governmental Authority is necessary for the execution and delivery of this Agreement by Conduent, the performance by Conduent of its obligations hereunder and the consummation by Conduent of the Exchanges, except for (a) the filing of the Xerox Certificate of Amendment with the New York Department of State, (b) the filing of the Conduent Certificate of Amendment with the New York Department of State, (c) such consents, approvals, filings, declarations or registrations to be made or obtained under the applicable state securities or blue sky Laws and (d) such consents, approvals, filings, licenses, permits, authorizations, declarations or registrations that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Conduent to consummate the Exchanges.

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Section 4.03 Brokers and Other Advisors. No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses in connection therewith, in connection with this Agreement or the Exchanges based upon arrangements made by or on behalf of Conduent or any of its Subsidiaries, other than any arrangements for which Conduent or any of its Subsidiaries are solely responsible.

Section 4.04 Exchange of Securities. Assuming the accuracy of the representations and warranties set forth in Section 5.05, the Conduent Exchange is exempt from the registration and prospectus delivery requirements of the Securities Act. Without limiting the foregoing, neither Conduent nor, to Conduent’s knowledge, any other Person authorized by Conduent to act on its behalf, has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of investors with respect to offers or sales of shares of Conduent Series A Preferred Stock, and neither Conduent nor, to Conduent’s knowledge, any Person acting on its behalf has made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the exchange or issuance of the Acquired Conduent Shares to be integrated with prior offerings by Conduent for purposes of the Securities Act that would result in none of Regulation D or any other applicable exemption from registration under the Securities Act being available, nor will Conduent take any action or steps that would cause the exchange or issuance of the Acquired Conduent Shares to be integrated with other offerings by Conduent.

Section 4.05 Listing and Maintenance Requirements. At or prior to the Closing, the shares of Conduent Common Stock will be registered pursuant to Section 12(b) of the Exchange Act and listed on the Conduent Stock Exchange, subject to official notice of issuance.

Section 4.06 Status of Securities. As of the Closing, the Acquired Conduent Shares will be and, upon the conversion, the shares of Conduent Common Stock issuable upon conversion of the Acquired Conduent Shares will be, when issued, duly authorized by all necessary corporate action on the part of Conduent, validly issued, fully paid and nonassessable and issued in compliance with all applicable federal and state securities Laws, and will be free and clear of all Liens, except Permitted Liens. The shares of Conduent Common Stock issuable upon conversion of the Acquired Conduent Shares have been duly reserved for issuance.

Section 4.07 Conduent SEC Documents. (a) Conduent has filed or furnished with the SEC all material forms, schedules, prospectuses, registration statements, reports and other documents required to be filed or furnished by it with the SEC, including, for the avoidance of doubt, Conduent’s registration statement on Form 10, as amended through October 21, 2016, including the exhibits thereto (the “Conduent SEC Documents”). As of their respective dates, or, if amended or superseded, as of the date of such amendment or superseding filing or document so furnished, (i) the Conduent

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SEC Documents complied in all material respects with the requirements of the Securities Act, the Exchange Act or the Sarbanes-Oxley Act, as the case may be, and the applicable rules and regulations promulgated thereunder and (ii) none of the Conduent SEC Documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading in any material respect. As of the Closing Date, no executive officer of Conduent will have failed to make the certifications required by him or her under Section 302 or 906 of the Sarbanes-Oxley Act, with respect to any Conduent SEC Document, except as disclosed in certifications filed with the Conduent SEC Documents. As of the date hereof, there are no outstanding or unresolved comments in any comment letters of the staff of the SEC received by Conduent relating to the Conduent SEC Documents, except for unresolved comments, if any, relating to Conduent’s registration statement on Form 10.

(b) The consolidated financial statements (including all related notes and schedules) of Conduent included in the Conduent SEC Documents (i) complied as to form, as of their respective dates of filing with the SEC, in all material respects with the published rules and regulations of the SEC with respect thereto, (ii) fairly present in all material respects the consolidated financial position of Conduent and its consolidated Subsidiaries as at the respective dates thereof and their consolidated results of operations and consolidated cash flows for the respective periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments, to the absence of notes and to any other adjustments described therein, including in any notes thereto), (iii) have been prepared in all material respects in accordance with the books and records of Conduent and its consolidated Subsidiaries and (iv) have been prepared in accordance with GAAP applied on a consistent basis during the periods indicated (except as may be indicated therein or in the notes thereto and subject, in the case of unaudited statements, to normal year-end audit adjustments and to the absence of notes).

(c) None of Conduent or its Subsidiaries is a party to, or has any commitment to become a party to, “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K of the SEC) other than those which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Conduent to consummate the Exchanges or has had or would reasonably be expected to have, a material adverse effect on the business, assets, properties, results of operation or financial condition of Conduent and its Subsidiaries, taken as a whole.

Section 4.08 No Undisclosed Liabilities. Except (a) as reflected or expressly reserved against in Conduent’s financial statements, or the notes thereto, included in the Conduent SEC Documents filed with the SEC and publicly available prior to the date of this Agreement, (b) for Liabilities incurred in the ordinary course of business consistent with past practice since the date of such financial statements and (c) for Liabilities arising out of or in connection with this Agreement, none of Conduent or its Subsidiaries has any Liabilities that would be required to be reflected or reserved against in a consolidated balance sheet of Conduent and its consolidated subsidiaries prepared in accordance with GAAP, as in effect on the date hereof, other than those which would not, individually or in the aggregate, reasonably be expected to have a

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material adverse effect on the ability of Conduent to consummate the Exchanges or has had or would reasonably be expected to have, a material adverse effect on the business, assets, properties, results of operation or financial condition of Conduent and its Subsidiaries, taken as a whole.

Section 4.09 Disclaimer. Except as set forth in this Article IV, neither Conduent nor any other Person acting on its behalf makes any other express or implied representation or warranty with respect to Conduent Series A Preferred Stock, the Conduent Common Stock, Conduent or any of its Subsidiaries or their respective businesses, operations, properties, assets, liabilities, condition (financial or otherwise) or prospects, notwithstanding the delivery or disclosure to Deason or any of his Representatives of any documentation, forecasts or other information with respect to any one or more of the foregoing. Deason acknowledges that he is not executing or authorizing the execution of this Agreement in reliance upon any such representation or warranty not explicitly set forth in this Article IV.

ARTICLE V

Representations and Warranties of Deason

Deason represents and warrants to Conduent and Xerox as of the date of this Agreement and as of the Closing (except to the extent made only as of a specified date, in which case such representation and warranty is made as of such date) that:

Section 5.01 Authority; Noncontravention. (a) Deason is competent and has all necessary power and authority to execute and deliver this Agreement, to perform his obligations hereunder and to consummate the Exchanges. The execution, delivery and performance by Deason of this Agreement, and the consummation by Deason of the Exchanges, have been duly authorized and no other action on the part of Deason is necessary to authorize the execution, delivery and performance by Deason of this Agreement and the consummation by Deason of the Exchanges. This Agreement has been duly executed and delivered by Deason and, assuming due authorization, execution and delivery hereof by Xerox and Conduent, constitutes a legal, valid and binding obligation of Deason, enforceable against him in accordance with its terms, subject to the Bankruptcy and Equity Exception. If Deason’s shares of Xerox Series A Preferred Stock constitute community property or spousal or other approval is otherwise required for this Agreement to be legal, valid and binding, the execution, delivery and performance of this Agreement, and the consummation by Deason of the Exchanges, have been duly authorized by, and, assuming the due authorization, execution and delivery by Deason, Xerox and Conduent, as applicable, constitute legal, valid and binding obligations of Deason’s spouse, enforceable against such spouse in accordance with their terms, subject to the Bankruptcy and Equity Exception.

(b) Neither the execution and delivery of this Agreement by Deason, nor the consummation by Deason of the Exchanges, nor performance or compliance by Deason with any of the terms or provisions of this Agreement, will, assuming that the consents and approvals referred to in Section 5.03 are obtained prior to the Closing Date,

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violate any Law or Judgment applicable to Deason, except as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Deason to consummate the Exchanges.

Section 5.02 Ownership; Title to Shares. (a) As of the date of this Agreement, Deason beneficially owns, and has sole voting and dispositive power over, an aggregate of 300,000 shares of Xerox Series A Preferred Stock.

(b) Deason (i) holds and has good and valid title to the shares of Xerox Series A Preferred Stock to be transferred and delivered to Xerox pursuant to the Exchanges and the certificates representing such shares, free and clear of any Liens, except Permitted Liens, and (ii) is the record and beneficial owner thereof. Assuming Xerox has the requisite power and authority to be the lawful owner of such Xerox Series A Preferred Stock, upon delivery to Xerox at the Closing of certificates representing such shares of Xerox Series A Preferred Stock, duly endorsed by Deason for transfer to Xerox, good and valid title to such shares of Xerox Series A Preferred Stock will pass to Xerox, free and clear of any Liens, except Permitted Liens.

(c) Such shares of Xerox Series A Preferred Stock are not subject to any agreement or arrangement restricting the transfer of any such shares, including any investors’ rights agreement, pre-emption agreement, right of first refusal agreement, right to first offer agreement, right of first negotiation agreement, subscription rights agreement, right of co-sale agreement or right of consent agreement. Deason is not a party to any voting agreement or other agreement or arrangement relating to the ownership, voting, dividend right or disposition with respect of such shares of Xerox Series A Preferred Stock and has not granted any proxy that remains in effect with respect to any shares of Xerox Series A Preferred Stock.

Section 5.03 Governmental Approvals. No consent or approval of, or filing, license, permit or authorization, declaration or registration with, any Governmental Authority is necessary for the execution and delivery of this Agreement by Deason, the performance by Deason of his obligations hereunder and the consummation by Deason of the Exchanges, except for (a) the filing of the Xerox Certificate of Amendment with the New York Department of State, (b) the filing of the Conduent Certificate of Amendment with the New York Department of State, (c) such consents, approvals, filings, declarations or registrations to be made or obtained under the applicable state securities or blue sky Laws and (d) such consents, approvals, filings, licenses, permits, authorizations, declarations or registrations that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Deason to consummate the Exchanges.

Section 5.04 Brokers and Other Advisors. Except as provided in Section 9.11, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses in connection therewith, in connection with this Agreement or the Exchanges based upon arrangements made by or on behalf of Deason, other than any arrangements for which Deason is solely responsible.

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Section 5.05 Acquisition for Investment. Deason acknowledges that the Acquired Xerox Shares and the Acquired Conduent Shares (together, the “Acquired Shares”) have not been registered under the Securities Act or any other applicable securities Laws. Deason acknowledges that he (a) is acquiring the Acquired Shares in exchange for the shares of Xerox Series A Preferred Stock pursuant to an exemption from registration under the Securities Act solely for investment with no intention to distribute the Acquired Shares to any Person, (b) will not sell, transfer, or otherwise dispose of the Acquired Shares, except in compliance with this Agreement, the Xerox Certificate of Amendment, the Conduent Certificate of Amendment and the registration requirements or exemption provisions of the Securities Act and any other applicable securities Laws, (c) has such knowledge and experience in financial and business matters and in investments of this type that he is capable of evaluating the merits and risks of his investment in the Acquired Shares and of making an informed investment decision, (d) is an “accredited investor” (as that term is defined by Rule 501 of the Securities Act) and (e) (i) has been furnished with or has had full access to all the information that he considers necessary or appropriate to make an informed investment decision with respect to the Acquired Shares, (ii) has had an opportunity to discuss with Xerox, Conduent and their respective Representatives the intended business and financial affairs of Xerox and Conduent and to obtain information necessary to verify any information furnished to him or to which he had access and (iii) can bear the economic risk of (1) an investment in the Acquired Shares indefinitely and (2) a total loss in respect of such investment. Deason has such knowledge and experience in business and financial matters so as to enable him to understand and evaluate the risks of, and form an investment decision with respect to his investment in, the Acquired Shares and to protect his own interest in connection with such investment.

Section 5.06 Disclaimer. Except as set forth in this Article V, neither Deason nor any other Person acting on his behalf makes any other express or implied representation or warranty with respect to himself or the nature of his participation in the Exchanges. Each of Xerox and Conduent acknowledges that it is not executing or authorizing the execution of this Agreement in reliance upon any such representation or warranty not explicitly set forth in this Article V.

ARTICLE VI

Additional Agreements

Section 6.01 Reasonable Best Efforts; Filings. (a) Subject to the terms and conditions of this Agreement, each of Xerox, Conduent and Deason shall cooperate with each other and use (and shall cause their respective Affiliates to use) its reasonable best efforts (unless, with respect to any action, another standard of performance is expressly provided for herein) to promptly (i) take, or cause to be taken, all actions, and do, or cause to be done, and assist and cooperate with each other in doing, all things necessary, proper or advisable to cause the conditions to Closing to be satisfied as promptly as reasonably practicable and to consummate and make effective, in the most expeditious manner reasonably practicable, the Exchanges, including preparing and filing promptly and fully all documentation to effect all necessary filings, notices, petitions,

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statements, registrations, submissions of information, applications and other documents, (ii) obtain all approvals, consents, registrations, orders and other confirmations from any Governmental Authority or third party necessary, proper or advisable to consummate the Exchanges and (iii) execute and deliver any additional instruments necessary to consummate the Exchanges.

(b) Notwithstanding the foregoing or anything to the contrary in this Agreement, in no event shall Xerox or Conduent (or any of their respective Affiliates) be obligated by this Agreement to (i) consummate the Spin-Off, (ii) other than providing for the transactions contemplated herein, make any modifications or alterations to the Spin-Off Documents or to the terms of the Separation or the Distribution or (iii) agree to, or proffer to, divest or hold separate, or enter into any licensing or similar agreement with respect to, any assets (whether tangible or intangible) or any portion of any business of Xerox or any of its Affiliates or of Conduent or any of its Affiliates; provided, however that if Xerox elects to consummate the Spin-Off, it shall ensure that the terms of the Spin-Off Documents are consistent with the terms of this Agreement.

(c) Xerox shall promptly (in any event, within (1) Business Day) notify Deason in writing if Xerox determines to abandon the Spin-Off or materially modify the Spin-Off from the manner contemplated by and disclosed in Conduent’s registration statement on Form 10, as amended through October 21, 2016, including the exhibits thereto (other than modifications to give effect to or reflect the transactions contemplated herein).

Section 6.02 Corporate Actions. Prior to or substantially concurrently with the Closing, (a) Xerox shall file with the New York Department of State the Xerox Certificate of Amendment substantially in the form attached hereto as Annex I and (b) Conduent shall file with the New York Department of State the Conduent Certificate of Amendment substantially in the form attached hereto as Annex II, in each case with such changes thereto as the parties may reasonably agree.

Section 6.03 Prohibition on Transfers; Other Actions. Prior to the Closing, Deason shall not (a) directly or indirectly, subject to any Lien, sell, transfer, assign, pledge, encumber, hypothecate or otherwise dispose of or transfer (by the operation of law or otherwise), either voluntarily or involuntarily, or enter into any contract, option or other arrangement with respect to any Lien, the sale, transfer, assignment, pledge, encumbrance, hypothecation or other disposition or transfer (by the operation of law or otherwise) of any interest in any shares of Xerox Series A Preferred Stock (“Transfer”) or (b) convert any shares of Xerox Series A Preferred Stock into shares of Xerox Common Stock. Any Transfer or conversion by Deason in violation of this provision shall be void.

Section 6.04 Public Disclosure. None of Deason, Xerox or Conduent shall make or issue any press release or other public statement with respect to the Exchanges or this Agreement without the prior written consent of the other parties hereto, except (i) as may be required by applicable Law, Judgment, court process or the rules and regulations of any national securities exchange or national securities quotation system

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and (ii) each party hereto shall be permitted to disclose that this Agreement and the Settlement Agreement have been executed and delivered. Notwithstanding the foregoing, this Section 6.04 shall not apply to any press release or other public statement made by Xerox, Conduent or Deason which only contains information relating to the Exchanges, this Agreement or the Settlement Agreement that has been previously announced or made public in accordance with the terms of this Agreement and the Settlement Agreement.

Section 6.05 Listing of Shares. (a) At or prior to the Closing, (i) Conduent shall cause the aggregate number of shares of Conduent Common Stock issuable upon the conversion of the Acquired Conduent Shares to be approved for listing on the Conduent Stock Exchange and (ii) Xerox shall cause the aggregate number of shares of Xerox Common Stock issuable upon the conversion of the Acquired Xerox Shares to be approved for listing on the Xerox Stock Exchange, in each case subject to official notice of issuance.

(b) At all times, (i) Xerox shall reserve and keep available out of its authorized but unissued Xerox Common Stock, solely for the purpose of issuance upon conversion of the Xerox Series B Preferred Stock, the maximum number of shares of Xerox Common Stock as shall be issuable upon conversion of all outstanding shares of Xerox Series B Preferred Stock; provided that nothing contained herein shall be construed to preclude Xerox from satisfying its obligations in respect of any such conversion by delivery of purchased shares of Xerox Common Stock (which may or may not be held in the treasury of Xerox) and (ii) Conduent shall reserve and keep available out of its authorized but unissued Conduent Common Stock, solely for the purpose of issuance upon conversion of the Conduent Series A Preferred Stock, the maximum number of shares of Conduent Common Stock as shall be issuable upon conversion of all outstanding shares of Conduent Series A Preferred Stock; provided that nothing contained herein shall be construed to preclude Conduent from satisfying its obligations in respect of any such conversion by delivery of purchased shares of Conduent Common Stock (which may or may not be held in the treasury of Conduent).

Section 6.06 DEASON RELEASE. EFFECTIVE AS OF THE CLOSING, DEASON DOES FOR HIMSELF AND HIS AFFILIATES, PARTNERS, HEIRS, BENEFICIARIES, SUCCESSORS AND ASSIGNS, IF ANY (COLLECTIVELY, THE “DEASON PARTIES”), RELEASE AND ABSOLUTELY FOREVER DISCHARGE XEROX, CONDUENT AND THEIR RESPECTIVE AFFILIATES, AND THE OFFICERS, DIRECTORS, STOCKHOLDERS, EMPLOYEES, ADVISORS AND AGENTS OF XEROX, CONDUENT AND THEIR RESPECTIVE AFFILIATES (EACH, A “RELEASED PARTY”) FROM AND AGAINST ALL RELEASED MATTERS. “RELEASED MATTERS” MEANS ANY AND ALL CLAIMS, DEMANDS, DAMAGES, DEBTS, LIABILITIES, OBLIGATIONS, COSTS, EXPENSES (INCLUDING ATTORNEYS’ AND ACCOUNTANTS’ FEES AND EXPENSES), ACTIONS AND CAUSES OF ACTION OF ANY NATURE WHATSOEVER, WHETHER NOW KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, THAT THE DEASON PARTIES NOW HAVE, OR AT ANY TIME PREVIOUSLY HAD, OR SHALL OR MAY HAVE IN THE FUTURE, AS A HOLDER OF PREFERRED STOCK OF XEROX OR CONDUENT,

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ARISING BY VIRTUE OF OR IN ANY MATTER RELATED TO ANY ACTIONS OR INACTIONS WITH RESPECT TO THE SPIN-OFF; PROVIDED THAT RELEASED MATTERS SHALL NOT INCLUDE ANY RIGHT OF DEASON CONTAINED IN THIS AGREEMENT, THE SETTLEMENT AGREEMENT OR IN THE TERMS OF THE XEROX CERTIFICATE OF AMENDMENT OR THE CONDUENT CERTIFICATE OF AMENDMENT. IT IS THE INTENTION OF DEASON IN EXECUTING THIS RELEASE, AND IN GIVING AND RECEIVING THE CONSIDERATION CALLED FOR HEREIN, THAT THE RELEASE CONTAINED IN THIS SECTION 6.06 SHALL BE EFFECTIVE AS A FULL AND FINAL ACCORD AND SATISFACTION AND GENERAL RELEASE OF AND FROM ALL RELEASED MATTERS AND THE FINAL RESOLUTION BY THE DEASON PARTIES AND THE RELEASED PARTIES OF ALL RELEASED MATTERS. DEASON HEREBY REPRESENTS TO XEROX AND CONDUENT THAT NONE OF THE DEASON PARTIES HAVE VOLUNTARILY OR INVOLUNTARILY ASSIGNED OR TRANSFERRED OR PURPORTED TO ASSIGN OR TRANSFER TO ANY PERSON ANY RELEASED MATTERS AND THAT NO PERSON OTHER THAN DEASON HAS ANY INTEREST IN ANY RELEASED MATTER BY LAW OR CONTRACT BY VIRTUE OF ANY ACTION OR INACTION BY DEASON. THE INVALIDITY OR UNENFORCEABILITY OF ANY PART OF THIS SECTION 6.06 SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF THE REMAINDER OF THIS SECTION 6.06 WHICH SHALL REMAIN IN FULL FORCE AND EFFECT.

Section 6.07 Legend. All certificates or other instruments representing shares of Xerox Series B Preferred Stock (or shares Xerox Common Stock issued upon conversion of shares of Xerox Series B Preferred Stock) will bear a legend substantially to the following effect:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR SUCH LAWS AND THE RULES AND REGULATIONS THEREUNDER.

TRANSFERS OF THIS SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE CERTIFICATE OF INCORPORATION OF XEROX.

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All certificates or other instruments representing shares of Conduent Series A Preferred Stock (or shares Conduent Common Stock issued upon conversion of the shares of Conduent Series A Preferred Stock) will bear a legend substantially to the following effect:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR SUCH LAWS AND THE RULES AND REGULATIONS THEREUNDER.

TRANSFERS OF THIS SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE CERTIFICATE OF INCORPORATION OF CONDUENT.

Section 6.08 Tax Matters. (a) Conduent and its paying agent shall be entitled to withhold Taxes on all payments on the Acquired Conduent Shares (or Conduent Common Stock issued upon conversion of the Acquired Conduent Shares) to the extent required by applicable Law. Prior to the date of any such payment, Deason shall have delivered to Conduent or its paying agent a duly executed, valid, accurate and properly completed Internal Revenue Service (“IRS”) Form W-9.

(b) Xerox and its paying agent shall be entitled to withhold Taxes on all payments under this Agreement and all payments on the Acquired Xerox Shares (or Xerox Common Stock issued upon conversion of the Acquired Xerox Shares) to the extent required by applicable Law. Prior to the date of any such payment, Deason shall have delivered to Xerox or its paying agent a duly executed, valid, accurate and properly completed IRS Form W-9.

(c) No issue or delivery shall be made of (i) the Acquired Conduent Shares, (ii) shares of Conduent Common Stock upon conversion of the Acquired Conduent Shares, (iii) the Acquired Xerox Shares or (iv) shares of Xerox Common Stock upon conversion of the Acquired Xerox Shares, in each case unless and until the person requesting such issue or delivery has paid to Xerox (in the case of the Acquired Conduent Shares, the Acquired Xerox Shares or shares of Xerox Common Stock) or Conduent (in the case of shares of Conduent Common Stock) the amount of any and all documentary, stamp and similar issue or transfer Taxes due on such issue, or has established to the satisfaction of Xerox or Conduent, as applicable, that such Taxes have been paid.

(d) The parties hereto intend that (i) the Distribution (including the Conduent Exchange) qualify as a distribution of Conduent Common Stock and as an exchange of Conduent Series A Preferred Stock for Xerox Series A Preferred Stock pursuant to Section 355 of the Code and (ii) the Xerox Exchange qualify as a “reorganization” under Section 368 of the Code, and in each case, the parties hereto shall not take any position inconsistent with such treatment, unless otherwise required by applicable Law. Consistent with the foregoing, the parties hereto agree that Xerox will transfer to Deason the Xerox Series B Preferred Stock and Conduent Series A Preferred Stock solely in exchange for Xerox Series A Preferred Stock and Deason will receive the Xerox Series B Preferred Stock and Conduent Series A Preferred Stock solely in his capacity as a shareholder of Xerox.

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ARTICLE VII

Conditions to Closing

Section 7.01 Conditions to the Obligations of Xerox, Conduent and Deason. The respective obligations of each of Xerox, Conduent and Deason to effect the Closing shall be subject to the satisfaction (or waiver, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:

(a) no temporary or permanent Judgment shall have been enacted, promulgated, issued, entered, amended or enforced by any Governmental Authority nor shall any proceeding brought by a Governmental Authority seeking any of the foregoing be pending, or any applicable Law shall be in effect enjoining or otherwise prohibiting consummation of the Exchanges (collectively, “Restraints”);

(b) the Spin-Off shall have been completed;

(c) any shares of Xerox Common Stock issuable upon conversion of the Acquired Xerox Shares pursuant to the terms of the Xerox Certificate of Amendment shall have been approved for listing on the Xerox Stock Exchange, subject to official notice of issuance; and

(d) any shares of Conduent Common Stock issuable upon conversion of the Acquired Conduent Shares pursuant to the terms of the Conduent Certificate of Amendment shall have been approved for listing on the Conduent Stock Exchange, subject to official notice of issuance.

Section 7.02 Conditions to the Obligations of Xerox and Conduent. The obligations of Xerox and Conduent to effect the Closing shall be further subject to the satisfaction (or waiver, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:

(a) the representations and warranties of Deason set forth in Article V shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though made as of the date of this Agreement and as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date);

(b) Deason shall have complied with or performed in all material respects his obligations required to be complied with or performed by him pursuant to this Agreement at or prior to the Closing; and

(c) Xerox and Conduent shall have received a certificate, signed on behalf of Deason by Deason or his Representatives, certifying that the conditions set forth in Sections 7.02(a) and 7.02(b) have been satisfied.

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Section 7.03 Conditions to the Obligations of Deason. The obligations of Deason to effect the Closing shall be further subject to the satisfaction (or waiver, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:

(a) the representations and warranties of Xerox set forth in Article III shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though made as of the date of this Agreement and as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date);

(b) the representations and warranties of Conduent set forth in Article IV shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though made as of the date of this Agreement and as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date);

(c) each of Xerox and Conduent shall have complied with or performed in all material respects its respective obligations required to be complied with or performed by it pursuant to this Agreement at or prior to the Closing; and

(d) Deason shall have received a certificate, signed on behalf of Xerox and Conduent by an authorized officer of Xerox, certifying that the conditions set forth in Sections 7.03(a), 7.03(b) and 7.03(c) have been satisfied.

ARTICLE VIII

Termination; Survival

Section 8.01 Termination. This Agreement may be terminated and the Exchanges abandoned at any time prior to the Closing:

(a) by the mutual written consent of Xerox and Deason;

(b) by either Xerox or Deason upon written notice to the other(s), if the Closing should not have occurred on or prior to March 31, 2017 (the “Termination Date”); provided that the right to terminate this Agreement under this Section 8.01(b) shall not be available to any party if the breach by such party of its representations and warranties set forth in this Agreement or the failure of such party to perform any of its obligations under this Agreement has been a principal cause of or primarily resulted in the events specified in this Section 8.01(b);

(c) by either Xerox or Deason if any Restraint enjoining or otherwise prohibiting consummation of the Exchanges shall be in effect and shall have become final and nonappealable prior to the Closing Date; provided that the party seeking to terminate this Agreement pursuant to this Section 8.01(c) shall have used the required efforts to cause the conditions to Closing to be satisfied in accordance with Section 6.01;

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(d) by either Xerox or Deason if Xerox determines to abandon the Spin-Off;

(e) by Deason if Xerox or Conduent shall have breached any of their respective representations or warranties or failed to perform any of their respective covenants or agreements set forth in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 7.03(a), with respect to Xerox, Section 7.03(b), with respect to Conduent, or Section 7.03(c) and (ii) is incapable of being cured prior to the Termination Date, or if capable of being cured, shall not have been cured within thirty calendar days (but in no event later than the Termination Date) following receipt by Xerox and Conduent of written notice of such breach or failure to perform from Deason stating Deason’s intention to terminate this Agreement pursuant to this Section 8.01(e) and the basis for such termination; provided that Deason shall not have the right to terminate this Agreement pursuant to this Section 8.01(e) if Deason is then in material breach of any of his representations, warranties, covenants or agreements hereunder which breach would give rise to the failure of a condition set forth in Section 7.02(a) or Section 7.02(b);

(f) by Xerox if Deason shall have breached any of his representations or warranties or failed to perform any of his covenants or agreements set forth in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 7.02(a) or Section 7.02(b) and (ii) is incapable of being cured prior to the Termination Date, or if capable of being cured, shall not have been cured within thirty calendar days (but in no event later than the Termination Date) following receipt by Deason of written notice of such breach or failure to perform from Xerox and Conduent stating Xerox and Conduent’s intention to terminate this Agreement pursuant to this Section 8.01(f) and the basis for such termination; provided that Xerox and Conduent shall not have the right to terminate this Agreement pursuant to this Section 8.01(f) if Xerox or Conduent are then in material breach of any of their respective representations, warranties, covenants or agreements hereunder which breach would give rise to the failure of a condition set forth in Section 7.03(a), with respect to Xerox, Section 7.03(b), with respect to Conduent, or Section 7.03(c);

(g) by Xerox if any of the Deason Parties shall have, prior to the completion of the Spin-Off, publicly asserted or publicly alleged any claim, demand or cause of action or brought, commenced, filed or threatened any action, suit, proceeding, arbitration or litigation, in each case against any Released Party (other than to enforce this Agreement or the Settlement Agreement); or

(h) by Deason if Xerox determines to materially modify the Spin-Off from the manner contemplated by and disclosed in Conduent’s registration statement on Form 10, as amended through October 21, 2016, including the exhibits thereto (other than modifications or changes to give effect to or reflect the transactions contemplated herein).

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Section 8.02 Effect of Termination. In the event of the termination of this Agreement as provided in Section 8.01, written notice thereof shall be given to the other party, specifying the provision hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void (other than this Section 8.02 and Article IX, all of which shall survive termination of this Agreement), and there shall be no liability on the part of Deason or of Xerox and Conduent or of Xerox and Conduent’s directors, officers and Affiliates in connection with this Agreement, except that no such termination shall relieve any party from liability for damages to another party resulting from a willful and material breach of this Agreement prior to the date of termination or from fraud.

Section 8.03 Survival. The representations and warranties of the parties set forth in this Agreement and in any document delivered in connection herewith shall not survive the Closing. All of the covenants or other agreements of the parties contained in this Agreement shall survive until fully performed or fulfilled, unless and to the extent that non-compliance with such covenants or agreements is waived in writing by the party entitled to such performance.

ARTICLE IX

Miscellaneous

Section 9.01 Amendments; Waivers. Subject to compliance with applicable Law, this Agreement may be amended or supplemented in any and all respects only by written agreement of each of the parties hereto.

Section 9.02 Extension of Time, Waiver, Etc. Xerox and Conduent (for purposes of this Section 9.02 only, prior to the Closing, one “party”) and Deason (for purposes of this Section 9.02 only, prior to the Closing, the other “party”) may, subject to applicable Law and only in writing, (a) waive any inaccuracies in the representations and warranties of another party contained herein or in any document delivered pursuant hereto, (b) extend the time for the performance of any of the obligations or acts of another party or (c) waive compliance by another party with any of the agreements contained herein applicable to such party or, except as otherwise provided herein, waive any of such party’s conditions.

Notwithstanding the foregoing, no failure or delay by Xerox, Conduent or Deason in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

Section 9.03 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by any of the parties hereto without the prior written consent of each of the other parties hereto.

Section 9.04 Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile or electronic mail), each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

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Section 9.05 Entire Agreement; No Third-Party Beneficiaries; No Recourse. (a) This Agreement, together with the Xerox Certificate of Amendment, the Conduent Certificate of Amendment, the Settlement Agreement and the Stipulation (as defined in the Settlement Agreement) constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, among the parties and their Affiliates, or any of them, with respect to the subject matter hereof and thereof.

(b) Except for the Released Parties (who are express third party beneficiaries of Section 6.06), no provision of this Agreement shall confer upon any Person other than the parties hereto and their permitted assigns any rights or remedies hereunder. Following the Closing, Conduent shall have no liability, rights or obligations with respect to the covenants and agreements (or liabilities, rights or obligations) of Xerox contained in this Agreement and Xerox shall have no liability, rights or obligations with respect to the covenants and agreements (or liabilities, rights or obligations) of Conduent contained in this Agreement.

Section 9.06 Governing Law; Jurisdiction. (a) This Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York applicable to contracts executed in and to be performed entirely within that State, regardless of the Laws that might otherwise govern under any applicable conflict of Laws principles.

(b) Any legal or administrative proceeding, suit, investigation, arbitration or action (an “Action”) arising out of or based upon this Agreement shall be heard and determined in the U.S. District Court for the Southern District of New York (or, if that court does not have subject matter jurisdiction, in any state court located in the City and County of New York) and the parties hereto hereby irrevocably submit to the exclusive jurisdiction and venue of such courts in any such Action and irrevocably waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such Action. The consents to jurisdiction and venue set forth in this Section 9.06 shall not constitute general consents to service of process in the State of New York and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto. Each party hereto agrees that service of process upon such party in any Action arising out of or based upon this Agreement shall be effective if notice is given by overnight courier at the address set forth in Section 9.09 of this Agreement. The parties hereto agree that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, a final trial court judgment.

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Section 9.07 Specific Enforcement. The parties hereto agree that irreparable damage for which monetary relief, even if available, would not be an adequate remedy, would occur in the event that any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached, including if the parties hereto fail to take any action required of them hereunder to cause the Closing to occur. The parties acknowledge and agree that (a) the parties shall be entitled to seek an injunction or injunctions, specific performance or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof (including, for the avoidance of doubt, the right of Xerox, Conduent and Deason to cause the Exchanges to be consummated on the terms and subject to the conditions set forth in this Agreement) in the courts described in Section 9.06 without proof of damages or otherwise (in each case, subject to the terms and conditions of this Section 9.07), this being in addition to any other remedy to which they are entitled under this Agreement and (b) the right of specific enforcement is an integral part of the Exchanges and without that right, neither Xerox, Conduent nor Deason would have entered into this Agreement. The parties hereto agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, and agree not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law. The parties hereto acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 9.07 shall not be required to provide any bond or other security in connection with any such order or injunction.

Section 9.08 WAIVER OF JURY TRIAL. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 9.08.

Section 9.09 Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally, by facsimile (which is confirmed), emailed (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses:

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(a) If to Xerox, to it at:

Xerox Corporation
P.O. Box 4505, 45 Glover Avenue
Norwalk, CT 06850
Attention: General Counsel
Facsimile: (203) 849-5152
Email: mike.peffer@xerox.com with a copy (which shall not constitute notice) to:
Cravath, Swaine & Moore LLP
Worldwide Plaza
825 Eighth Avenue
New York, NY 10019
Attention:	Robert I. Townsend, III
Eric L. Schiele
O. Keith Hallam, III
Facsimile:	212-474-3700
Email:	rtownsend@cravath.com
eschiele@cravath.com
khallam@cravath.com

(b) If to Conduent, to:

Xerox Corporation
P.O. Box 4505, 45 Glover Avenue
Norwalk, CT 06850
Attention: General Counsel
Facsimile: (203) 849-5152
Email: mike.peffer@xerox.com with a copy (which shall not constitute notice) to:
Cravath, Swaine & Moore LLP
Worldwide Plaza
825 Eighth Avenue
New York, NY 10019
Attention:	Robert I. Townsend, III
Eric L. Schiele
O. Keith Hallam, III
Facsimile:	(212) 474-3700
Email:	rtownsend@cravath.com
eschiele@cravath.com
khallam@cravath.com

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(c) If to Deason, to:

Darwin A. Deason

5956 Sherry Ln, Suite 800

Dallas, TX 75225

with a copy (which shall not constitute notice) to:

Cadwalader, Wickersham & Taft LLP

200 Liberty Street

New York, NY 10281

Attention: Richard M. Brand

Facsimile: (212) 504-6666

Email: richard.brand@cwt.com

or such other address, email address or facsimile number as such party may hereafter specify by like notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of actual receipt by the recipient thereof if received prior to 5:00 p.m. local time in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

Section 9.10 Severability. If any term, condition or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term, condition or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law.

Section 9.11 Expenses. Subject to Section 3.A of the Settlement Agreement, all costs and expenses incurred in connection with this Agreement and the Exchanges shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred.

Section 9.12 Interpretation. (a) When a reference is made in this Agreement to an Article, a Section, Annex, Exhibit or Schedule, such reference shall be to an Article of, a Section of, or an Annex, Exhibit or Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement unless the context requires otherwise. The words “date

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hereof” when used in this Agreement shall refer to the date of this Agreement. The terms “or”, “any” and “either” are not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. All terms defined in this Agreement shall have the defined meanings when used in any document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. Any reference in this Agreement to any statute shall also be deemed to refer to all rules and regulations promulgated thereunder. Unless otherwise specifically indicated, all references to “dollars” or “$” shall refer to the lawful money of the United States. References to a Person are also to its permitted assigns and successors.

(b) The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provision of this Agreement.

(c) For the avoidance of doubt, the parties hereto acknowledge and agree that no adjustments to the terms of either the Xerox Series A Preferred Stock, the Xerox Series B Preferred Stock or the Conduent Series A Preferred Stock shall be made as a result of or in connection with the Spin-Off, including with respect to their respective Conversion Rates or Conversion Prices.

Section 9.13 Acknowledgment of Securities Laws. Deason hereby acknowledges that he is aware, and that he will advise his Representatives who are provided material non-public information concerning Xerox, Conduent or their respective securities, that the United States securities Laws prohibit any Person who has received from an issuer material, non-public information from purchasing or selling securities of such issuer or from communication of such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

XEROX CORPORATION

By:	/s/ Leslie F. Varon
	Name:	Leslie F. Varon
	Title:	Vice President and Chief Financial Officer

CONDUENT INCORPORATED

By:	/s/ Leslie F. Varon
	Name:	Leslie F. Varon
	Title:	President

DARWIN A. DEASON

By:	/s/ Darwin A. Deason
Name:
Title:

[Signature Page to Exchange Agreement]

Annex I

FORM OF XEROX CERTIFICATE OF AMENDMENT

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

XEROX CORPORATION

(Under Section 805 of the Business Corporation Law)

We, the undersigned, [Insert Name] and [Insert Name], being respectively the [Insert title] and [Insert title] of Xerox Corporation, a New York corporation (the “Corporation”), DO HEREBY CERTIFY that:

FIRST: The name of the Corporation is XEROX CORPORATION. The name under which it was formed is “The Haloid Company”.

SECOND: The original certificate of incorporation was filed in the Office of the Secretary of State of the State of New York on April 18, 1906 (such certificate of incorporation, as amended and restated and in effect thereafter, the “Certificate of Incorporation”).

THIRD: The Certificate of Incorporation is hereby being amended by the addition to Article FOURTH of a provision stating the number, designation, relative rights, preferences and limitations of the Corporation’s Series B Convertible Perpetual Preferred Stock, par value $1.00 per share, under authority granted to the Board of Directors in the Certificate of Incorporation and as permitted by Section 502 of the Business Corporation Law.

FOURTH: To effect the foregoing, Article FOURTH of the Certificate of Incorporation is hereby amended by inserting a Subdivision 14 following Subdivision 13 thereof, and such Subdivision 14 shall read in its entirety as follows:

“SERIES B CONVERTIBLE PERPETUAL PREFERRED STOCK

14. (a) Designation. There is hereby created out of the authorized and unissued shares of Cumulative Preferred Stock of the Corporation a series of preferred stock designated as the “Series B Convertible Perpetual Preferred Stock” (the “Series B Preferred Stock”). The number of shares constituting such series shall be 180,000.

(b) Definitions. As used herein with respect to the Series B Preferred Stock, the following terms shall have the following meanings, whether used in the singular or the plural:

“Additional Shares” has the meaning set forth in Subdivision 14(l)(i).

“Affiliate” of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Applicable Conversion Price” at any given time means the price equal to $1,000 divided by the Applicable Conversion Rate in effect at such time.

“Applicable Conversion Rate” means the Conversion Rate in effect at any given time.

“Board of Directors” means the board of directors of the Corporation or any committee thereof duly authorized to act in the relevant matter on behalf of such board of directors.

“Business Day” means any day other than a Saturday, Sunday or any other day on which banks in New York City, New York are generally required or authorized by law to be closed.

“Certificate of Incorporation” means the Restated Certificate of Incorporation of Xerox Corporation, as amended.

“Close of Business” means 5:00 pm, New York City time, on the date in question.

“Closing Price” of the Common Stock or any securities distributed in a Spin-Off, as the case may be, on any date of determination means:

(i) the closing sale price of the Common Stock or such other securities (or, if no closing sale price is reported, the last reported sale price of the Common Stock or such other securities) on the New York Stock Exchange on such date;

(ii) if the Common Stock or such other securities are not traded on the New York Stock Exchange on such date, the closing sale price of the Common Stock or such other securities (or, if no closing sale price is reported, the last reported sale price of the Common Stock or such other securities) as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock or such other securities are traded on such date;

(iii) if the Common Stock or such other securities are not traded on a U.S. national or regional securities exchange on such date, the last quoted bid price for the Common Stock or such other securities on such date in the over-the-counter market as reported by Pink OTC Markets Inc. or similar organization; or

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(iv) if the Common Stock or such other securities are not quoted by Pink OTC Markets Inc. or a similar organization on such date, as determined by a nationally recognized independent investment banking firm retained by the Corporation for this purpose.

For purposes of this Subdivision 14, all references herein to the “Closing Price” and “last reported sale price” of the Common Stock on the New York Stock Exchange shall be such closing sale price and last reported sale price as reflected on the website of the New York Stock Exchange (http://www.nyse.com).

“Common Stock Outstanding” means, at any given time, the number of shares of Common Stock issued and outstanding at such time.

“Conversion Date” has the meaning set forth in Subdivision 14(i)(v)(B).

“Conversion Rate” means, with respect to each share of Series B Preferred Stock, 149.8127 shares of Common Stock, subject to adjustment in accordance with the provisions of this Subdivision 14.

“Cumulative Preferred Stock” means the Cumulative Preferred Stock, par value of $1.00 each, of the Corporation.

“Current Market Price” means, in the case of any distribution giving rise to an adjustment to the Conversion Rate pursuant to Subdivision 14(j)(iv), Subdivision 14(j)(v) or Subdivision 14(j)(vi) or a distribution upon conversion pursuant to Subdivision 14(j)(viii), the average Closing Price of the Common Stock during the ten consecutive Trading Day period ending on and including the Trading Day immediately preceding the Ex-Dividend Date for such distribution. Notwithstanding the foregoing, whenever successive adjustments to the Conversion Rate are called for pursuant to Subdivision 14(j), such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of Subdivision 14(j) and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

“Distributed Property” has the meaning set forth in Subdivision 14(j)(v).

“Dividend Payment Date” has the meaning set forth in Subdivision 14(d)(ii).

“Dividend Period” means each period from, and including, a Dividend Payment Date (or with respect to the initial Dividend Period, the Issue Date) to, but excluding, the following Dividend Payment Date.

“Dividend Rate” has the meaning set forth in Subdivision 14(d)(i).

“Dividend Record Date” has the meaning set forth in Subdivision 14(d)(iv).

“Dividend Threshold Amount” has the meaning set forth in Subdivision 14(j)(vi)(B).

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“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Property” has the meaning set forth in Subdivision 14(k)(i).

“Ex-Dividend Date” means the first date on which the shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive the relevant dividend, distribution or issuance.

“Expiration Date” has the meaning set forth in Subdivision 14(j)(vii).

“Expiration Time” has the meaning set forth in Subdivision 14(j)(vii).

“Fair Market Value” means the amount which a willing buyer would pay a willing seller in an arm’s-length transaction as reasonably determined by the Board of Directors in good faith; provided, however, that with respect to Subdivision 14(o)(ii), Fair Market Value shall mean the value of the Optional Redemption Transferred Shares determined by a nationally recognized independent investment banking firm retained by the Corporation for this purpose.

“Fiscal Quarter” means, with respect to the Corporation, the fiscal quarter publicly disclosed by the Corporation.

“Fundamental Change” means the occurrence of any of the following:

(i) a “person” or “group” within the meaning of Section 13(d) of the Exchange Act files a Schedule TO or any schedule, form or report under the Exchange Act disclosing that such person or group has become the direct or indirect ultimate “beneficial owner”, as defined in Rule 13d-3 under the Exchange Act, of common equity of the Corporation representing more than 50% of the voting power of the Common Stock;

(ii) consummation of any consolidation, merger or other business combination of the Corporation with or into another Person or any sale, lease or conveyance in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Corporation and its subsidiaries, taken as a whole, to any Person other than one of the Corporation’s subsidiaries, in each case pursuant to which the Common Stock will be converted into cash, securities or other property, other than:

(A) pursuant to a transaction in which the Persons that “beneficially owned” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, Voting Shares of the Corporation immediately prior to such transaction beneficially own, directly or indirectly, Voting Shares representing a majority of the total voting power of all outstanding classes of Voting Shares of the continuing or surviving Person immediately after the transaction; or

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(B) any merger or consolidation primarily for the purpose of changing the jurisdiction of incorporation of the Corporation and resulting in a reclassification, conversion or exchange of outstanding shares of common stock solely into shares of common stock of the surviving entity; or

(iii) the Common Stock ceases to be listed on a U.S. national securities exchange or association (other than as a result of a transaction described in clause (ii) above);

provided, however, that a Fundamental Change with respect to clauses (i) or (ii) above shall not be deemed to have occurred if at least 90% of the consideration received by holders of the Common Stock in the transaction or transactions consists of common stock that is traded on a U.S. national securities exchange or that will be traded on a U.S. national securities exchange when issued or exchanged in connection with such transaction.

“Fundamental Change Notice” has the meaning set forth in Subdivision 14(m)(ii).

“Fundamental Change Redemption Date” has the meaning set forth in Subdivision 14(m)(i).

“Fundamental Change Redemption Price” has the meaning set forth in Subdivision 14(m)(i).

“Holder(s)” means the Person(s) in whose name the shares of the Series B Preferred Stock are registered, which may be treated by the Corporation, as the absolute owner of the shares of Series B Preferred Stock for the purpose of making payment and settling the related conversions and for all other purposes. The initial Holder shall be Darwin Deason.

“Issue Date” means the date upon which any shares of Series B Preferred Stock are first issued.

“Junior Securities” has the meaning set forth in Subdivision 14(c)(i).

“Liquidation Preference” means, with respect to each share of Series B Preferred Stock, at any time, $1,000.

“Make-Whole Acquisition” means the occurrence of a transaction described under clauses (i) or (ii) of the definition of “Fundamental Change”.

“Make-Whole Acquisition Conversion Period” has the meaning set forth in Subdivision 14(l)(i).

“Make-Whole Acquisition Effective Date” has the meaning set forth in Subdivision 14(l)(i).

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“Make-Whole Acquisition Stock Price” means the price paid per share of Common Stock in the event of a Make-Whole Acquisition. If the holders of shares of Common Stock receive only cash in the Make-Whole Acquisition, the Make-Whole Acquisition Stock Price shall be the cash amount paid per share of Common Stock. Otherwise, the Make-Whole Acquisition Stock Price shall be the average of the Closing Price per share of Common Stock on the 10 Trading Days up to, but not including, the Make-Whole Acquisition Effective Date.

“Mandatory Conversion Date” has the meaning set forth in Subdivision 14(h)(iii).

“Notice of Mandatory Conversion” has the meaning set forth in Subdivision 14(h)(iii).

“Optional Redemption Date” has the meaning set forth in Subdivision 14(o)(ii)(B).

“Optional Redemption Notice” has the meaning set forth in Subdivision 14(o)(ii)(A).

“Optional Redemption Transferred Shares” has the meaning set forth in Subdivision 14(o)(ii).

“Parity Securities” has the meaning set forth in Subdivision 14(c)(ii).

“Permitted Transferee(s)” means any of (w) the spouse of Darwin Deason, (x) any lineal descendant of Darwin Deason or any brother or sister of Darwin Deason, (y) any brother or sister of Darwin Deason, or (z) any trust for the direct or indirect benefit of exclusively Darwin Deason and/or the spouse of Darwin Deason; any lineal descendant of Darwin Deason or any brother or sister of Darwin Deason; or any brother or sister of Darwin Deason.

“Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock corporation, limited liability company or trust.

“Record Date” means, with respect to any issuance, dividend or distribution declared, paid or made on or with respect to any capital stock of the Corporation, the date fixed for the determination of the holders of such capital stock entitled to receive such issuance, dividend or distribution.

“Registrar” means the Corporation or any other registrar appointed by the Corporation.

“Reorganization Event” has the meaning set forth in Subdivision 14(k)(i).

“Senior Securities” has the meaning set forth in Subdivision 14(c)(iii).

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“Series B Preferred Stock” has the meaning set forth in Subdivision 14(a).

“Spin-Off” has the meaning set forth in Subdivision 14(j)(v).

“Spin-Off Valuation Period” has the meaning set forth in Subdivision 14(j)(v).

“Trading Day” means a day on which the shares of Common Stock or any securities distributed in a Spin-Off, as the case may be:

(i) are not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the Close of Business; and

(ii) have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

“Transfer” means, with respect to each share of Series B Preferred Stock, the sale, transfer, pledge, assignment, loan or other disposition or encumbrance of such share of Series B Preferred Stock.

“Trigger Event” has the meaning set forth in Subdivision 14(j)(xv).

“Voting Shares” of a Person means shares of all classes of Capital Stock of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of the board of directors of such Person.

(c) Ranking. The Series B Preferred Stock shall, with respect to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation, rank:

(i) senior to the Corporation’s Common Stock and Class B Stock and each other class or series of capital stock that the Corporation may issue in the future the terms of which do not expressly provide that it ranks on a parity with or senior to the Series B Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively, the “Junior Securities”);

(ii) on a parity with each class or series of Cumulative Preferred Stock established after the Issue Date by the Corporation the terms of which expressly provide that such class or series will rank on a parity with the Series B Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively, the “Parity Securities”); and

(iii) subject to the approval of the holders of the Series B Preferred Stock to the extent required by subdivision 6 of Article FOURTH of the Certificate of Incorporation, junior to any class or series of the Corporation’s capital stock that the Corporation may issue in the future the terms of which expressly provide that such class or series shall rank senior to the Series B Preferred Stock (collectively, the “Senior Securities”).

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For the avoidance of doubt, the Corporation has the right to authorize and/or issue additional shares or classes or series of Junior Securities or Parity Securities without notice to or consent of the Holder(s).

(d) Dividends.

(i) The Holder(s) shall be entitled to receive, on each share of Series B Preferred Stock, when, as and if declared by the Board of Directors, out of any funds legally available for the payment of dividends, cumulative cash dividends at a rate per annum equal to 8.0% of the Liquidation Preference (the “Dividend Rate”) in accordance with subdivisions 1, 2 and 3 of Article FOURTH of the Certificate of Incorporation; provided, however, that in the event that on any Dividend Payment Date there shall be accrued and unpaid dividends for any prior Dividend Period, the Dividend Rate shall equal 8.0% per annum of the sum of (x) the Liquidation Preference and (y) the amount of all such accrued and unpaid dividends for any prior Dividend Periods.

(ii) Dividends will accrue and cumulate from the Issue Date and are payable quarterly in arrears on the first day of January, April, July and October (each, a “Dividend Payment Date”), commencing on the first Dividend Payment Date following the Issue Date. If a Dividend Payment Date falls on a day that is not a Business Day, the dividends will be paid on the next Business Day as if it were paid on the Dividend Payment Date and no interest will accrue in connection therewith.

(iii) The amount of dividends payable for each full quarterly Dividend Period will be computed by dividing the Dividend Rate by four. The amount of dividends payable for the initial Dividend Period, or any other Dividend Period shorter or longer than a full quarterly Dividend Period, will be computed on the basis of the actual number of days elapsed during such Dividend Period over a 360-day year.

(iv) Dividends will be paid to the Holder(s) as such Holder(s) appear in the records of the Corporation at the Close of Business on the 15th day of the immediately preceding calendar month in which the applicable Dividend Payment Date falls (the “Dividend Record Date”). The Dividend Record Date shall apply regardless of whether any particular Dividend Record Date is a Business Day.

(v) Dividends on any share of Series B Preferred Stock converted to Common Stock shall cease to accumulate on the Mandatory Conversion Date or any applicable Conversion Date, as applicable.

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(e) Liquidation.

(i) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the Holder(s) shall be entitled to receive for each share of Series B Preferred Stock out of the assets of the Corporation or proceeds thereof legally available for distribution to stockholders of the Corporation, after satisfaction of all liabilities, if any, to creditors of the Corporation and subject to the rights of holders of any Senior Securities, and before any distribution of such assets or proceeds is made to or set aside for the holders of Junior Securities, a liquidating distribution in an amount equal to (x) the Liquidation Preference and (y) an amount equal to any accrued and unpaid dividends on such share of Series B Preferred Stock through the date of such liquidating distribution. After payment of the full amount of such liquidating distribution, the Holder(s) will not be entitled to any further participation in any distribution of assets by, and shall have no right or claim to any remaining assets, of the Corporation.

(ii) In the event the assets of the Corporation available for distribution to stockholders upon any liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to all outstanding shares of the Series B Preferred Stock and the corresponding amounts payable on any Parity Securities, the Holder(s) and the holders of such Parity Securities shall share ratably in any distribution of assets of the Corporation in proportion to the full respective liquidating distributions which would be payable on such shares if all amounts payable thereon were paid in full.

(iii) Neither the consolidation or merger of the Corporation with or into any other entity, nor the consolidation or merger of any other entity with or into the Corporation, nor the sale, lease or other transfer or disposition of all or substantially all of the Corporation’s property or business or other assets shall, in and of itself, constitute a liquidation, dissolution or winding up of the Corporation.

(f) Maturity. The Series B Preferred Stock shall be perpetual, unless converted in accordance with this Certificate of Incorporation or redeemed either at the option of the Holder pursuant to Subdivision 14(m) or at the option of the Corporation pursuant to Subdivision 14(o)(ii).

(g) Conversion at the Holder’s Option. Each Holder shall have the right, at such Holder’s option, at any time and from time to time, to convert all or any portion of such Holder’s Series B Preferred Stock into shares of Common Stock at the Applicable Conversion Rate, plus cash in lieu of fractional shares, plus an amount equal to any accrued and unpaid dividends on the shares of Series B Preferred Stock so converted through the date of such conversion, subject to compliance with the conversion procedures set forth in Subdivision 14(i).

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(h) Mandatory Conversion at the Corporation’s Option.

(i) The Corporation shall have the right, at its option, at any time or from time to time to cause some or all of the Series B Preferred Stock to be converted into shares of Common Stock at the then Applicable Conversion Rate, plus cash in lieu of fractional shares, plus an amount equal to any accrued and unpaid dividends on the shares of Series B Preferred Stock so converted through the Mandatory Conversion Date, if, for 20 Trading Days during any period of 30 consecutive Trading Days (including the last Trading Day of such period), ending on the Trading Day preceding the date the Corporation delivers a Notice of Mandatory Conversion, the Closing Price of the Common Stock exceeds 146.07% of the then Applicable Conversion Price.

(ii) If the Corporation elects to cause fewer than all of the shares of Series B Preferred Stock to be converted pursuant to this Subdivision 14(h), the Corporation shall select the Series B Preferred Stock to be converted on a pro rata basis or by another method the Board of Directors, in its sole discretion, considers fair to the Holders. If the Corporation selects a portion of a Holder’s Series B Preferred Stock for partial mandatory conversion and such Holder converts a portion of its shares of Series B Preferred Stock, the converted portion will be deemed to be from the portion selected for mandatory conversion under this Subdivision 14(h).

(iii) If the Corporation elects to exercise the mandatory conversion right pursuant to this Subdivision 14(h), the Corporation shall provide notice of such conversion to each Holder (such notice, a “Notice of Mandatory Conversion”). The conversion date shall be a date selected by the Corporation (the “Mandatory Conversion Date”) and shall be no more than 7 days after the date on which the Corporation provides such Notice of Mandatory Conversion. In addition to any information required by applicable law or regulation, the Notice of Mandatory Conversion shall state, as appropriate:

(A) the Mandatory Conversion Date;

(B) the number of shares of Common Stock to be issued upon conversion of each share of Series B Preferred Stock; and

(C) the number of shares of Series B Preferred Stock to be converted.

(i) Conversion Procedures.

(i) As provided in Subdivision 14(d)(v), dividends on any share of Series B Preferred Stock converted to Common Stock shall cease to accumulate on the Mandatory Conversion Date or any applicable Conversion Date, as applicable, and such shares of Series B Preferred Stock shall cease to be outstanding upon conversion.

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(ii) Prior to the Close of Business on the Mandatory Conversion Date or any applicable Conversion Date, shares of Common Stock (and/or other securities, if applicable) issuable upon conversion of any shares of Series B Preferred Stock shall not be deemed outstanding for any purpose, and the Holder(s) shall have no rights with respect to the Common Stock (and/or other securities, if applicable) issuable upon conversion (including voting rights, rights to respond to tender offers for the Common Stock (and/or other securities, if applicable) issuable upon conversion and rights to receive any dividends or other distributions on the Common Stock (and/or other securities, if applicable) issuable upon conversion) by virtue of holding shares of Series B Preferred Stock.

(iii) The Person(s) entitled to receive the Common Stock (and/or cash, securities or other property, if applicable) issuable upon conversion of Series B Preferred Stock shall be treated for all purposes as the record holder(s) of such shares of Common Stock (and/or other securities, if applicable) as of the Close of Business on the Mandatory Conversion Date or any applicable Conversion Date. In the event that a Holder shall not by written notice designate the name in which shares of Common Stock (and/or cash, securities or other property, if applicable) and payments of cash in lieu of fractional shares, if any, and accrued and unpaid dividends, if any, to be issued or paid upon conversion of shares of Series B Preferred Stock should be registered or paid or the manner in which such shares should be delivered, the Corporation shall be entitled to register and deliver such shares, and make such payments, in the name of the Holder and in the manner shown on the records of the Corporation.

(iv) Shares of Series B Preferred Stock duly converted in accordance with this Certificate of Incorporation, or otherwise reacquired by the Corporation, will resume the status of authorized and unissued Cumulative Preferred Stock, undesignated as to series and available for future issuance. The Corporation may from time-to-time take such appropriate action as may be necessary to reduce the authorized number of shares of Series B Preferred Stock; provided that no decrease shall reduce the authorized number of Series B Preferred Stock to a number less than the number of shares then outstanding.

(v) Conversion into shares of Common Stock will occur on the Mandatory Conversion Date or any applicable Conversion Date as follows:

(A) On the Mandatory Conversion Date, certificates representing shares of Common Stock shall be issued and delivered to the Holder(s) or their designee upon presentation and surrender of the certificate evidencing the Series B Preferred Stock to the Corporation and, if required, the furnishing of appropriate endorsements and transfer documents and the payment of all transfer and similar taxes.

(B) On the date of any conversion at the option of the Holder(s) pursuant to Subdivision 14(g), a Holder must do each of the following in order to convert:

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(1) surrender the shares of Series B Preferred Stock to the Corporation;

(2) if required, furnish appropriate endorsements and transfer documents; and

(3) if required, pay all transfer or similar taxes.

The date on which a Holder complies with the procedures in this Subdivision 14(i)(v) is the “Conversion Date”.

(vi) Fractional Shares.

(A) No fractional shares of Common Stock will be issued as a result of any conversion of shares of Series B Preferred Stock.

(B) In lieu of any fractional share of Common Stock otherwise issuable in respect of any conversion pursuant to Subdivision 14(g) or Subdivision 14(h), the Corporation shall pay an amount in cash (computed to the nearest cent) equal to the same fraction of the Closing Price of the Common Stock determined as of the second Trading Day immediately preceding the Conversion Date.

(C) If more than one share of the Series B Preferred Stock is surrendered for conversion at one time by or for the same Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of the Series B Preferred Stock so surrendered.

(j) Anti-Dilution Adjustments.

(i) The Conversion Rate shall be adjusted from time to time by the Corporation in accordance with this Subdivision 14(j).

(ii) If the Corporation shall, at any time or from time to time while any of the Series B Preferred Stock is outstanding, pay a dividend or make a distribution on its Common Stock in shares of its Common Stock to all or substantially all holders of its Common Stock, then the Conversion Rate shall be adjusted based on the following formula:

where,

CR0	=	the Conversion Rate in effect at the Close of Business on the Record Date for such dividend or distribution;

CR1	=	the Conversion Rate in effect immediately after the Record Date for such dividend or distribution;

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OS0	=	the number of shares of Common Stock Outstanding at the Close of Business on the Record Date for such dividend or distribution; and

OS1	=	the number of shares of Common Stock that would be outstanding immediately after, and solely as a result of, such dividend or distribution.

Any adjustment made pursuant to this Subdivision 14(j)(ii) shall become effective immediately after the Record Date for such dividend or distribution. If any dividend or distribution that is the subject of this Subdivision 14(j)(ii) is declared but not so paid or made, the Conversion Rate shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay or make such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. For the avoidance of doubt, for purposes of this Subdivision 14(j)(ii), the number of shares of Common Stock Outstanding at the Close of Business on the Record Date for such dividend or distribution shall not include shares of Common Stock held in treasury, if any.

(iii) If the Corporation shall, at any time or from time to time while any of the Series B Preferred Stock is outstanding, (x) subdivide the then Common Stock Outstanding into a greater number of shares of Common Stock or (y) combine the then Common Stock Outstanding into a smaller number of shares of Common Stock, then the Conversion Rate shall be adjusted based on the following formula:

where,

CR0	=	the Conversion Rate in effect at the Close of Business on the effective date of such subdivision or combination;

CR1	=	the Conversion Rate in effect immediately after the effective date of such subdivision or combination;

OS0	=	the number of shares of Common Stock Outstanding at the Close of Business on the effective date of such subdivision or combination; and

OS1	=	the number of shares of Common Stock that would be outstanding immediately after, and solely as a result of, such subdivision or combination.

Any adjustment made pursuant to this Subdivision 14(j)(iii) shall become effective immediately after the effective date of such subdivision or combination.

(iv) If the Corporation shall, at any time or from time to time while any of the Series B Preferred Stock is outstanding, distribute to holders of all or substantially all of the Common Stock any rights or warrants (other than a distribution of rights issued pursuant to a stockholder’s rights plan, to the extent

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such rights are attached to shares of Common Stock (in which event the provisions of Subdivision 14(j)(xv) shall apply), a dividend reinvestment plan or an issuance in connection with a transaction in which Subdivision 14(k) applies) entitling them to subscribe for or purchase, for a period of not more than 60 calendar days from the issuance date of such distribution, shares of Common Stock at a price per share less than the Current Market Price of the Common Stock, the Conversion Rate shall be adjusted based on the following formula:

where,

CR0	=	the Conversion Rate in effect at the Close of Business on the Record Date for such distribution;

CR’	=	the Conversion Rate in effect immediately after the Record Date for such distribution;

OS0	=	the number of shares of Common Stock Outstanding at the Close of Business on the Record Date for such distribution;

X	=	the total number of shares of Common Stock issuable pursuant to such rights or warrants; and

Y	=	the number of shares of Common Stock equal to (x) the aggregate price payable to exercise such rights or warrants divided by (y) the Current Market Price of the Common Stock.

Any adjustment made pursuant to this Subdivision 14(j)(iv) shall become effective immediately after the Record Date for such distribution. If such rights or warrants described in this Subdivision 14(j)(iv) are not so distributed, the Conversion Rate shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to distribute such rights or warrants, to the Conversion Rate that would then be in effect if such distribution had not been declared. To the extent that such rights or warrants are not exercised prior to their expiration or shares of Common Stock are otherwise not delivered pursuant to such rights or warrants upon the exercise of such rights or warrants, the Conversion Rate shall be readjusted to the Conversion Rate which would then be in effect had the adjustments made upon the distribution of such rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock actually delivered. In determining the aggregate price payable to exercise such rights or warrants, there shall be taken into account any consideration received by the Corporation upon exercise of such rights and warrants and the value of such consideration (if other than cash, to be determined in good faith by the Board of Directors). For the avoidance of doubt, for purposes of this Subdivision 14(j)(iv), the number of shares of Common Stock Outstanding at the Close of Business on the Record Date for such distribution shall not include shares of Common Stock held in treasury, if any.

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(v) If the Corporation shall, at any time or from time to time while any of the Series B Preferred Stock is outstanding, by dividend or otherwise, distribute to all or substantially all holders of the Common Stock shares of any class of capital stock of the Corporation, evidences of its indebtedness, assets, property or rights or warrants to acquire the Corporation’s capital stock or other securities, but excluding:

(A) any dividends or distributions referred to in Subdivision 14(j)(ii);

(B) any rights or warrants referred to in Subdivision 14(j)(iv);

(C) any dividends or distributions referred to in Subdivision 14(j)(vi);

(D) any dividends and distributions in connection with a transaction to which Subdivision 14(k) shall apply; and

(E) any Spin-Offs to which the provision set forth below in this Subdivision 14(j)(v) shall apply,

(any such shares of capital stock, indebtedness, assets, property or rights or warrants to acquire Common Stock or other securities, hereinafter in this Subdivision 14(j)(v) called the “Distributed Property”), then, in each such case, the Conversion Rate shall be adjusted based on the following formula:

where,

CR0	=	the Conversion Rate in effect at the Close of Business on the Record Date for such distribution;

CR’	=	the Conversion Rate in effect immediately after the Record Date for such distribution;

SP0	=	the Current Market Price of the Common Stock; and

FMV	=	the Fair Market Value on the Record Date for such distribution of the Distributed Property, expressed as amount per share of Common Stock.

If the transaction that gives rise to an adjustment pursuant to this Subdivision 14(j)(v) is one pursuant to which the payment of a dividend or other distribution on the Common Stock consists of shares of capital stock of, or similar equity interests in, a Subsidiary or other business unit of the Corporation (a “Spin-Off”) that are, or when issued will be, traded or listed on the New York Stock Exchange, The NASDAQ Global Select Market, The NASDAQ Global Market or any other U.S. national securities exchange or association, the Conversion Rate shall be adjusted based on the following formula:

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where,

CR0	=	the Conversion Rate in effect at the Close of Business on the Record Date for such distribution;

CR’	=	the Conversion Rate in effect immediately after the Record Date for such distribution;

FMV	=	the average of the Closing Prices of the capital stock or similar equity interest distributed to holders of Common Stock applicable to one share of Common Stock over the 10 consecutive Trading Day period beginning on, and including, the effective date of the Spin-Off (the “Spin-Off Valuation Period”); and

MP0	=	the average of the Closing Prices of the Common Stock over the Spin-Off Valuation Period.

Any adjustment made pursuant to this Subdivision 14(j)(v) shall become effective immediately after the Record Date for such distribution. If any dividend or distribution of the type described in this Subdivision 14(j)(v) is declared but not so paid or made, the Conversion Rate shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. If an adjustment to the Conversion Rate is required under this Subdivision 14(j)(v), delivery of any additional shares of Common Stock that may be deliverable upon conversion as a result of an adjustment required under this Subdivision 14(j)(v) shall be delayed to the extent necessary in order to complete the calculations provided for in this Subdivision 14(j)(v).

(vi) If the Corporation shall, at any time or from time to time while any of the Series B Preferred Stock is outstanding, by dividend or otherwise make a distribution to all or substantially all holders of its outstanding shares of Common Stock consisting exclusively of cash, but excluding:

(A) any dividend or distribution in connection with the liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary), or upon a transaction to which Subdivision 14(k) applies, or

(B) regular cash dividends to the extent that such dividends do not exceed $0.25 per share in any Fiscal Quarter (the “Dividend Threshold Amount”), then the Conversion Rate shall be adjusted based on the following formula:

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where,

CR0	=	the Conversion Rate in effect at the Close of Business on the Record Date for such dividend or distribution;

CR1	=	the Conversion Rate in effect immediately after the Record Date for such dividend or distribution;

SP0	=	the Current Market Price of the Common Stock; and

DIV	=	the amount in cash per share of Common Stock of the dividend or distribution, as determined pursuant to the following sentences. If any adjustment is required to be made as set forth in this Subdivision 14(j)(vi) as a result of a distribution (1) that is a regularly scheduled quarterly dividend, such adjustment would be based on the amount by which such dividend exceeds the Dividend Threshold Amount or (2) that is not a regularly scheduled quarterly dividend, such adjustment would be based on the full amount of such distribution. The Dividend Threshold Amount is subject to adjustment on an inversely proportional basis whenever the Conversion Rate is adjusted; provided that no adjustment shall be made to the Dividend Threshold Amount for any adjustment made to the Conversion Rate as described under this Subdivision 14(j)(vi).

Any adjustment made pursuant to this Subdivision 14(j)(vi) shall become effective immediately after the Record Date for such dividend or distribution. If any dividend or distribution of the type described in this Subdivision 14(j)(vi) is not so paid or made, the Conversion Rate shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

(vii) If the Corporation shall, at any time or from time to time while any of the Series B Preferred Stock is outstanding, make a payment in respect of a tender offer or exchange offer for all or any portion of the Common Stock subject to the tender offer rules, to the extent that the cash and value of any other consideration included in the payment per share of Common Stock exceeds the Closing Price of the Common Stock on the trading day immediately succeeding the last date on which tenders or exchanges may be made pursuant to such tender offer or exchange offer (the “Expiration Date”), then the Conversion Rate shall be adjusted based on the following formula:

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where,

CR0	=	the Conversion Rate in effect at the Close of Business on the Expiration Date;

CR1	=	the Conversion Rate in effect immediately after the Expiration Date;

FMV	=	the Fair Market Value, on the Expiration Date, of the aggregate value of all cash and any other consideration paid or payable for shares of Common Stock validly tendered or exchanged and not withdrawn as of the Expiration Date;

OS1	=	the number of shares of Common Stock outstanding immediately after the last time tenders or exchanges may be made pursuant to such tender offer or exchange offer (the “Expiration Time”);

OS0	=	the number of shares of Common Stock outstanding immediately prior to the Expiration Time; and

SP1	=	the average of the Closing Price of Common Stock during the ten consecutive Trading Day period commencing on the Trading Day immediately after the Expiration Date.

Any adjustment made pursuant to this Subdivision 14(j)(vii) shall become effective immediately prior to 9:00 a.m., New York City time, on the Trading Day immediately following the Expiration Date. If the Corporation, or one of its subsidiaries, is obligated to purchase shares of Common Stock pursuant to any such tender offer or exchange offer, but the Corporation or such subsidiary is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Rate shall be readjusted to be the Conversion Rate that would then be in effect if such tender offer or exchange offer had not been made. Except as set forth in the preceding sentence, if the application of this Subdivision 14(j)(vii) to any tender offer or exchange offer would result in a decrease in the Conversion Rate, no adjustment shall be made for such tender offer or exchange offer under this Subdivision 14(j)(vii). If an adjustment to the Conversion Rate is required under this Subdivision 14(j)(vii), delivery of any additional shares of Common Stock upon conversion of the Series B Preferred Stock shall be delayed to the extent necessary in order to complete the calculations provided for in this Subdivision 14(j)(vii).

(viii) In cases where the Fair Market Value of shares of capital stock, evidences of indebtedness, assets (including cash), or securities or certain rights, warrants or options to purchase securities of the Corporation, or the amount of the cash dividend or distribution applicable to one share of Common Stock, distributed to all or substantially all holders of the Common Stock:

(A) equals or exceeds the Current Market Price of the Common Stock; or

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(B) the Current Market Price of the Common Stock exceeds the Fair Market Value of such assets, debt securities or rights, warrants or options or the amount of cash so distributed by less than $1.00, rather than being entitled to an adjustment in the Conversion Rate, the Holder(s) will be entitled to receive upon conversion, in addition to shares of Common Stock, the kind and amount of shares of capital stock, evidences of indebtedness, assets, or securities or rights, warrants or options comprising the distribution, if any, that such Holder(s) would have received if such Holder(s) had held a number of shares of Common Stock equal to the number of shares of Series B Preferred Stock held multiplied by the Conversion Rate in effect immediately prior to the record date for determining the holders of Common Stock entitled to receive the distribution.

(ix) All calculations under this Subdivision 14(j) shall be made to the nearest 1/100,000 of a share of Common Stock per share of Series B Preferred Stock. No adjustment in the Conversion Rate is required if the amount of such adjustment would be less than 1%; provided, however, that any such adjustment not required to be made pursuant to this Subdivision 14(j)(ix) will be carried forward and taken into account in any subsequent adjustment.

(x) No adjustment to the Conversion Rate shall be made if the Holder(s) may participate in the transaction that would otherwise give rise to an adjustment, as a result of holding the Series B Preferred Stock, without having to convert the Series B Preferred Stock, as if they held the full number of shares of Common Stock into which a share of the Series B Preferred Stock may then be converted.

(xi) The Corporation may, but is not required to, make such increases in the Conversion Rate, in addition to those required by Subdivision 14(j)(ii) through (vii), as the Board of Directors deems advisable to avoid or diminish any income tax to holders of Common Stock resulting from any dividend or distribution of Common Stock (or rights to acquire Common Stock) or from any event treated as such for income tax purposes.

(xii) In addition to the foregoing, to the extent permitted by applicable law and subject to the applicable rules of the New York Stock Exchange, the Corporation from time to time may increase the Conversion Rate by any amount for any period of time if the period is at least 20 Business Days, the increase is irrevocable during the period and the Board of Directors shall have made a determination that such increase would be in the best interests of the Corporation, which determination shall be conclusive. Whenever the Conversion Rate is increased pursuant to the preceding sentence, the Corporation shall mail to Holder(s) a notice of the increase, which notice will be given at least 15 calendar days prior to the effectiveness of any such increase, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

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(xiii) If during a period applicable for calculating the Closing Price of Common Stock or any other security, an event occurs that requires an adjustment to the Conversion Rate, the Closing Price of such security shall be calculated for such period in a manner reasonably determined by the Corporation to appropriately reflect the impact of such event on the price of such security during such period. Whenever any provision of this Subdivision 14 requires a calculation of an average of Closing Prices of Common Stock or any other security over multiple days, appropriate adjustments shall be made to account for any adjustment to the Conversion Rate that becomes effective, or any event requiring an adjustment to the Conversion Rate where the Record Date of the event occurs, at any time during the period during which the average is to be calculated.

(xiv) Whenever the Conversion Rate is to be adjusted in accordance with Subdivision 14(j), the Corporation shall compute the Conversion Rate in accordance with Subdivision 14(j), taking into account Subdivision 14(j)(ix), and provide, or cause to be provided, a written notice to the Holder(s) of the occurrence of such event and setting forth the adjusted Conversion Rate.

(xv) Rights Plans. If the Corporation has a rights plan in effect with respect to the Common Stock on the Mandatory Conversion Date or any Conversion Date, upon conversion of any shares of the Series B Preferred Stock, the Holder of such shares will receive, in addition to the shares of Common Stock, the rights under the rights plan relating to such Common Stock, unless, prior to the Mandatory Conversion Date or such Conversion Date, the rights have (x) become exercisable or (y) separated from the shares of Common Stock in accordance with the provisions of such rights plan (the first of events to occur being the “Trigger Event”), in either of which cases the Conversion Rate will be adjusted, effective automatically at the time of such Trigger Event, as if the Corporation had made a distribution of such rights to all holders of the Common Stock as described in Subdivision 14(j)(iv) (without giving effect to the 60-day limit on the exercisability of rights and warrants ordinarily subject to such Subdivision 14(j)(iv)), subject to appropriate readjustment in the event of the expiration, termination or redemption of such rights prior to the exercise, deemed exercise or exchange thereof. Notwithstanding the foregoing, to the extent any such stockholder rights are exchanged by the Corporation for shares of Common Stock, the Conversion Rate shall be appropriately readjusted as if such stockholder rights had not been issued, but the Corporation had instead issued the shares of Common Stock issued upon such exchange as a dividend or distribution of shares of Common Stock subject to Subdivision 14(j)(ii).

(k) Reorganization Events.

(i) In the event that there occurs:

(A) any consolidation, merger or other business combination of the Corporation with or into another Person;

(B) any sale, transfer, lease or conveyance to another Person of all or substantially all of the property and assets of the Corporation;

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(C) any reclassification, recapitalization or reorganization of the Corporation; or

(D) any statutory exchange of the outstanding shares of Common Stock for securities of another Person (other than in connection with a consolidation, merger or other business combination);

and in each case, the holders of the Common Stock receive stock, other securities or other property or assets (including cash or any combination thereof) with respect to or in exchange for the Common Stock (any such event or transaction, a “Reorganization Event”) each share of Series B Preferred Stock outstanding immediately prior to such Reorganization Event shall, without notice to or consent of the Holder(s) and subject to Subdivision 14(k)(v), become convertible (but, for the avoidance of doubt, shall not be automatically converted in connection with such Reorganization Event) into the kind of securities, cash and other property received in such Reorganization Event by the holders of the Common Stock (other than the counterparty to the Reorganization Event or an Affiliate of such counterparty) (such securities, cash and other property, the “Exchange Property”).

(ii) In the event that holders of the shares of Common Stock have the opportunity to elect the form of consideration to be received in such transaction, the consideration that the Holder(s) are entitled to receive upon conversion shall be deemed to be the types and amounts of consideration received by a majority of the holders of the shares of Common Stock that did make an affirmative election.

(iii) The above provisions of this Subdivision 14(k) shall similarly apply to successive Reorganization Events and the provisions of Subdivision 14(j) shall apply to any shares of capital stock received by the holders of Common Stock in any such Reorganization Event.

(iv) The Corporation (or any successor) shall, within 20 days of the consummation of any Reorganization Event, provide written notice to the Holder(s) of such consummation of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Subdivision 14(k).

(v) The Corporation shall not enter into any agreement for a transaction constituting a Reorganization Event unless:

(A) such agreement provides for, or does not interfere with or prevent (as applicable), conversion of the Series B Preferred Stock into the Exchange Property in a manner that is consistent with and gives effect to this Subdivision 14(k); and

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(B) to the extent that the Corporation is not the surviving corporation in such Reorganization Event or will be dissolved in connection with such Reorganization Event, proper provision shall be made in the agreements governing such Reorganization Event for the conversion of the Series B Preferred Stock into stock of the Person surviving such Reorganization Event or, in the case of a Reorganization Event described in Subdivision 14(k)(i)(B), an exchange of Series B Preferred Stock for the stock of the Person to whom the Corporation’s assets are conveyed or transferred, and such stock of the Person surviving such Reorganization Event or to whom the Corporation’s assets are conveyed or transferred shall have voting powers, preferences and relative, participating, optional or other special rights as nearly equal as possible to those provided in this Certificate of Incorporation.

(l) Holder’s Right to Convert Upon a Make-Whole Acquisition.

(i) In addition to any other rights of conversion set forth herein, in the event a Make-Whole Acquisition occurs, each Holder shall have the right, at such Holder’s option, to convert all or any portion of such Holder’s shares of Series B Preferred Stock into shares of Common Stock during the period (the “Make-Whole Acquisition Conversion Period”) beginning on the effective date of the Make-Whole Acquisition (the “Make-Whole Acquisition Effective Date”) and ending on the date that is 30 calendar days after the Make-Whole Acquisition Effective Date at the Applicable Conversion Rate, plus a number of additional shares of Common Stock (the “Additional Shares”) determined pursuant to Subdivision 14(l)(ii), plus cash in lieu of fractional shares, plus an amount equal to any accrued and unpaid dividends on the shares of Series B Preferred Stock so converted through the date of such conversion, subject to compliance with the conversion procedures set forth in Subdivision 14(i).

(ii) The number of Additional Shares per share of Series B Preferred Stock shall be determined by reference to the table below for the applicable Make-Whole Acquisition Effective Date and the applicable Make-Whole Acquisition Stock Price:

	Make-Whole Acquisition Stock Price
Make-Whole Acquisition Effective Date	$6.00	$6.68	$8.00	$9.00	$9.75
February 1, 2015 and thereafter	16.8550	12.6052	6.5538	3.2978	0.0000

The exact Make-Whole Acquisition Stock Price and Make-Whole Acquisition Effective Date may not be set forth in the table, in which case:

(A) if the Make-Whole Acquisition Stock Price is between two Make-Whole Acquisition Stock Price amounts in the table or the Make-Whole Acquisition Effective Date is between two Make-Whole Acquisition Effective Dates in the table, the number of Additional Shares will be determined by straight-line interpolation between the number of Additional Shares set forth for the higher and lower Make-Whole Acquisition Stock Price amounts and the two Make-Whole Acquisition Effective Dates, as applicable, based on a 365-day year;

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(B) if the Make-Whole Acquisition Stock Price is in excess of $9.75 per share (subject to adjustment pursuant to Subdivision 14(j)), no Additional Shares will be issued upon conversion of the Series B Preferred Stock;

(C) if the Make-Whole Acquisition Stock Price is less than $6.00 per share (subject to adjustment pursuant to Subdivision 14(j)), no Additional Shares will be issued upon conversion of the Series B Preferred Stock; and

(D) if the Make-Whole Acquisition Effective Date is after the fifth anniversary of the Issue Date, then the number of Additional Shares will be determined by reference to the last row in the table.

The Make-Whole Acquisition Stock Prices set forth in the table above shall be adjusted pursuant to Subdivision 14(j) as of any date the Conversion Rate is adjusted. The adjusted Make-Whole Acquisition Stock Prices will equal the Make-Whole Acquisition Stock Prices applicable immediately prior to such adjustment multiplied by a fraction, the numerator of which is the Conversion Rate immediately prior to the adjustment and the denominator of which is the Conversion Rate as so adjusted. Each of the number of Additional Shares in the table shall also be subject to adjustment in the same manner as the Conversion Rate pursuant to Subdivision 14(j).

(iii) On or before the 20th calendar day prior to the date the Corporation anticipates the Make-Whole Acquisition being consummated or within two Business Days of becoming aware of a Make-Whole Acquisition of the type set forth in clause (i) of the definition of Make-Whole Acquisition, a written notice shall be sent by or on behalf of the Corporation, by first-class mail, postage prepaid, to the Holder(s) as they appear in the records of the Corporation. Such notice shall contain:

(A) the date as of which the Make-Whole Acquisition is anticipated to be effective or the Make-Whole Acquisition Effective Date, as applicable; and

(B) the date by which a Make-Whole Acquisition conversion pursuant to this Subdivision 14(l) must be exercised.

(iv) On the Make-Whole Acquisition Effective Date or as soon as practicable thereafter, another written notice shall be sent by or on behalf of the Corporation, by first-class mail, postage prepaid, to the Holder(s) as they appear in the records of the Corporation. Such notice shall contain:

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(A) the date that shall be 30 calendar days after the Make-Whole Acquisition Effective Date;

(B) the number of Additional Shares;

(C) the amount of cash, securities and other consideration receivable by a Holder upon conversion; and

(D) the instructions a Holder must follow to exercise its Make-Whole Acquisition conversion right pursuant to this Subdivision 14(l).

(v) To exercise its Make-Whole Acquisition conversion right pursuant to this Subdivision 14(l), a Holder must, no later than 5:00 p.m., New York City time, on or before the date specified in the notice sent pursuant to Subdivision 14(l)(iv), comply with the procedures set forth in Subdivision 14(i), and indicate that it is exercising its Make-Whole Acquisition conversion right pursuant to this Subdivision 14(l).

(vi) If a Holder does not elect to exercise its Make-Whole Acquisition conversion right pursuant to this Subdivision 14(l), the shares of Series B Preferred Stock or successor security held by it shall remain outstanding (unless otherwise converted as provided herein), but the Holder will not be eligible to receive Additional Shares.

(vii) Upon a Make-Whole Acquisition conversion, the Conversion Agent shall, except as otherwise provided in the instructions provided by the Holder thereof in the written notice provided to the Corporation or its successor as set forth in Subdivision 14(l)(v), deliver to the Holder such cash, securities or other property as are issuable with respect to the shares of Series B Preferred Stock converted.

(viii) In the event that a Make-Whole Acquisition conversion is effected with respect to shares of Series B Preferred Stock or a successor security representing less than all the shares of Series B Preferred Stock or a successor security held by a Holder, upon such Make-Whole Acquisition conversion, the Corporation or its successor shall execute and the Registrar shall, unless otherwise instructed in writing, countersign and deliver to the Holder thereof, at the expense of the Corporation or its successors, a certificate evidencing the shares of Series B Preferred Stock or such successor security held by the Holder as to which a Make-Whole Acquisition conversion was not effected.

(m) Holder’s Redemption Right Upon a Fundamental Change.

(i) Upon the occurrence of a Fundamental Change, each Holder shall have the option, during the period commencing on the date the applicable Fundamental Change Notice (as defined below) is mailed to Holders of the Series B Preferred Stock and ending at the Close of Business on the 45th Business Day thereafter (the “Fundamental Change Redemption Date”), to require the

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Corporation to redeem all, or any portion, of such Holder’s shares of Series B Preferred Stock at the redemption price per share equal to the Liquidation Preference per share of Series B Preferred Stock plus an amount equal to any accrued and unpaid dividends on the shares of Series B Preferred Stock so redeemed to, but not including, the Fundamental Change Redemption Date (the “Fundamental Change Redemption Price”).

(ii) Within 30 days following a Fundamental Change, the Corporation shall mail to each Holder of shares of the Series B Preferred Stock a notice (the “Fundamental Change Notice”) setting forth the details of the Fundamental Change and the special redemption rights occasioned thereby. In addition to any information required by law or by the applicable rules of any exchange upon which the Series B Preferred Stock may be listed or admitted to trading, such notice shall state: (a) the Fundamental Change Redemption Date; (b) the Fundamental Change Redemption Price; (c) the place or places where certificates for shares may be surrendered for payment of the Fundamental Change Redemption Price, including any procedures applicable to redemption to be accomplished through book-entry transfers; (d) the procedures that the Holder of Series B Preferred Stock must follow to exercise such Holder’s rights under this Subdivision 14(m); and (e) that dividends on the shares tendered for redemption will cease to accumulate on the Fundamental Change Redemption Date.

(iii) To exercise such Holder’s special redemption right under this Subdivision 14(m), a Holder must (a) surrender the certificate or certificates evidencing the shares of Series B Preferred Stock to be redeemed, duly endorsed in a form satisfactory to the Corporation, at the office of the Corporation and (b) notify the Corporation at such office that such Holder elects to exercise such Holder’s fundamental change redemption rights and the number of shares such Holder wishes to have redeemed. In the event that a Holder fails to notify the Corporation of the number of shares of Series B Preferred Stock which such Holder wishes to have redeemed, such Holder shall be deemed to have elected to have redeemed all shares represented by the certificate or certificates surrendered for redemption.

(iv) Exercise by a Holder of such Holder’s special redemption right following a Fundamental Change is irrevocable, except that a Holder may withdraw its election to exercise such Holder’s special redemption right at any time on or before the Fundamental Change Redemption Date by delivering a written or facsimile transmission notice to the Corporation at the address or facsimile number specified in the Fundamental Change Notice. Such notice, to be effective, must be received by the Corporation prior to the close of business on the Fundamental Change Redemption Date. All shares of Series B Preferred Stock tendered for redemption pursuant to the Holder’s fundamental change redemption rights as described herein and not withdrawn shall be redeemed at or prior to the Close of Business on the Fundamental Change Redemption Date. From and after the Fundamental Change Redemption Date, unless the Corporation defaults in payment of the Fundamental Change Redemption Price, dividends on the shares

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of Series B Preferred Stock tendered for redemption shall cease to accumulate, and said shares shall no longer be deemed to be outstanding and shall not have the status of shares of Series B Preferred Stock, and all rights of Holders thereof as shareholders of the Corporation (except the right to receive from the Company the Fundamental Change Redemption Price) shall cease. As soon as practical after the Fundamental Change Redemption Date, the Corporation shall deliver a new certificate representing the unredeemed portion, if any, of the shares of Series B Preferred Stock represented by the certificate or certificates surrendered for redemption.

(n) Voting Rights.

(i) Unless the consent of the Holder(s) of a greater number of shares shall then be required by law and except as provided in Subdivisions 14(n)(ii), 14(n)(iii) and 14(n)(iv), the consent of the Holder(s) of at least two-thirds of the shares of Series B Preferred Stock at the time outstanding, given in person or by proxy, either in writing or at any special or annual meeting called for the purpose, at which the Series B Preferred Stock shall vote separately as a class, shall be necessary to permit, effect or validate any one or more of the following:

(A) The authorization of, or any increase in the authorized amount of, any class of stock ranking prior to the Series B Preferred Stock;

(B) The amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation, or of the By-Laws of the Corporation (whether, directly or indirectly, by merger, consolidation or otherwise) which would affect adversely any right, preference, privilege or voting power of the Series B Preferred Stock or of the Holder(s) thereof; and

(C) The voluntary liquidation, dissolution or winding up of the Corporation, or the sale, lease or conveyance (other than by mortgage) of all or substantially all of the property or business of the Corporation, or the consolidation, merger or other business combination of the Corporation with or into any other Person, except any such sale, lease or conveyance (other than by mortgage) of all or substantially all of the property or business of the Corporation or consolidation or merger or other business combination wherein none of the rights, preferences, privileges or voting powers of the Series B Preferred Stock or the Holder(s) thereof are adversely affected.

(ii) The Holder(s) shall have no voting rights with respect to any consolidation, merger or other business combination of the Corporation with or into any other Person if:

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(A) to the extent the Corporation is not the surviving Person in such transaction, the Holder(s) will receive the stock of the Person surviving such transaction and such stock shall have voting powers, preferences and relative, participating, optional or other special rights as nearly equal as possible to those provided in this Certificate of Incorporation; and

(B) upon conversion of the Series B Preferred Stock or the stock of the Person surviving such transaction issued in accordance with Subdivision 14(k)(v), the Holder(s) will receive Exchange Property in accordance with Subdivision 14(k).

(iii) The Holder(s) shall have no voting rights with respect to any sale, lease or conveyance (other than by mortgage) of all or substantially all of the property or business of the Corporation if:

(A) to the extent the Corporation is not the surviving Person in such transaction, the Holder(s) will receive the stock of the Person to whom all or substantially all of the property or business of the Corporation is sold, leased or conveyed and such stock shall have voting powers, preferences and relative, participating, optional or other special rights as nearly equal as possible to those provided in this Certificate of Incorporation; and

(B) upon conversion of the Series B Preferred Stock or the stock of the Person to whom all or substantially all of the property or business of the Corporation is sold, leased or conveyed issued in accordance with Subdivision 14(k)(v), the Holder(s) will receive Exchange Property in accordance with Subdivision 14(k).

(iv) The Holder(s) shall not have any voting rights if, at or prior to the effective time of the act with respect to which such vote would otherwise be required, all outstanding shares of Series B Preferred Stock shall have been converted into shares of Common Stock.

(v) The last paragraph of Subdivision 6 of Article FOURTH of the Certificate of Incorporation shall not be applicable to the Series B Preferred Stock.

(vi) The Holder(s) will have the right to appoint two members of the Board of Directors in accordance with Subdivision 7 of Article FOURTH of the Certificate of Incorporation.

(o) Transfer; Optional Redemption by the Corporation Upon Transfer.

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(i) The Transfer of the Series B Preferred Stock by the Holder(s) thereof shall not be restricted other than pursuant to the requirements of applicable law; provided, however, that, with respect to any such Transfer of shares of Series B Preferred Stock, the shares so Transferred must have an aggregate Liquidation Preference of at least $1 million and, if applicable, any shares owned by the Holder effecting such Transfer following such Transfer must have an aggregate Liquidation Preference of at least $1 million.

(ii) Upon a Transfer of the Series B Preferred Stock pursuant to Subdivision 14(o)(i) to a Person other than a Permitted Transferee, the Corporation shall have the right, at its option, to redeem, in part or in whole, such Transferred shares of Series B Preferred Stock (the “Optional Redemption Transferred Shares”) at any time on or following the fifth anniversary of the date of such Transfer at a redemption price per share of Series B Preferred Stock equal to the then Fair Market Value of such Optional Redemption Transferred Shares and an amount equal to any accrued and unpaid dividends on such Optional Redemption Transferred Shares to, but not including, the Optional Redemption Date.

(A) If the Corporation exercises its optional redemption right to redeem the Optional Redemption Transferred Shares pursuant to Subdivision 14(o)(ii), a written notice (the “Optional Redemption Notice”) shall be sent by or on behalf of the Corporation, by first-class mail, postage prepaid, to the Holder(s) of such Optional Redemption Transferred Shares, which shall contain the number of Optional Redemption Transferred Shares, the name of the nationally recognized independent investment banking firm selected by the Corporation to determine the Fair Market Value of the Optional Redemption Transferred Shares to be redeemed, the Fair Market Value of the Optional Redemption Transferred Shares (on a per share and aggregate basis) and such other information required by applicable law.

(B) The date of the redemption of the Optional Redemption Transferred Shares shall be a date selected by the Corporation that is not less than 30 calendar days and not more than 60 calendar days after the date on which the Corporation provides Optional Redemption Notice (the “Optional Redemption Date”).

(C) If, on or before the Optional Redemption Date specified in the Optional Redemption Notice, the Corporation has set aside all funds necessary for such redemption, separate and apart from its other funds, in trust for the pro rata benefit of the Holder(s) of the Optional Redemption Transferred Shares so called for redemption, so as to be and continue to be available therefor, then, notwithstanding that any certificate for the Optional Redemption Transferred Shares so called for redemption shall not have been surrendered for cancellation, all the Optional Redemption Transferred Shares so called for redemption shall no longer be deemed outstanding on and after such Optional Redemption Date, and the right to receive dividends thereon and all other rights with respect to such shares shall forthwith on such Optional Redemption Date cease and terminate, except only the right of the Holder(s) thereof to receive the amount payable on redemption thereof without interest.

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(iii) A Holder effecting a Transfer pursuant to this Subdivision 14(o) must notify the Registrar of the Transfer on the date of the Transfer. Any purported Transfer of shares of Series B Preferred Stock not in accordance with this Subdivision 14(o) shall be void and have no effect; provided, however, that the failure to notify the Registrar of any Transfer shall not cause such Transfer to be void and of no effect.

(p) Reservation of Common Stock.

(i) The Corporation has reserved and shall continue at all times to reserve and keep available out of its authorized and unissued Common Stock or shares acquired by the Corporation, solely for issuance upon the conversion of shares of Series B Preferred Stock as provided in this Subdivision 14, free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series B Preferred Stock then outstanding. The Corporation shall take all such corporate and other actions as from time to time may be necessary to ensure that all shares of Common Stock issuable upon conversion of shares of Series B Preferred Stock at the Conversion Rate in effect from time to time will, upon issue, be duly and validly authorized and issued, fully paid and nonassessable and free of any preemptive or similar rights. For purposes of this Subdivision 14(p), the number of shares of Common Stock that shall be deliverable upon the conversion of all outstanding shares of Series B Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single Holder.

(ii) Notwithstanding the foregoing, the Corporation shall be entitled to deliver upon conversion of shares of Series B Preferred Stock, as herein provided, shares of Common Stock acquired by the Corporation (in lieu of the issuance of authorized and unissued shares of Common Stock), so long as (x) any such acquired shares are free and clear of all liens, charges, security interests or encumbrances (other than liens, charges, security interests and other encumbrances created by the Holders) and (y) all such acquired shares have all the same attributes as any other share of Common Stock then outstanding, including without limitation any rights that may then be attached to all or substantially all of the Common Stock then outstanding pursuant to any stockholders’ rights plan or similar arrangement.

(iii) All shares of Common Stock delivered upon conversion of the Series B Preferred Stock shall be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, claims, security interests and other encumbrances (other than liens, charges, security interests and other encumbrances created by the Holder(s)).

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(iv) Prior to the delivery of any securities that the Corporation shall be obligated to deliver upon conversion of the Series B Preferred Stock, the Corporation shall use its reasonable best efforts to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

(v) The Corporation hereby covenants and agrees that, if at any time the Common Stock shall be listed on the New York Stock Exchange or any other national securities exchange or automated quotation system, the Corporation will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all the Common Stock issuable upon conversion of the Series B Preferred Stock.

(q) Replacement Certificates. The Corporation shall replace any mutilated Series B Preferred Stock certificate at the Holder’s expense upon surrender of that certificate to the Corporation. The Corporation shall replace certificates that become destroyed, stolen or lost at the Holder’s expense upon delivery to the Corporation of satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may reasonably be required by the Corporation.

(r) Miscellaneous.

(i) All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three Business Days after the mailing thereof if sent by registered or certified mail with postage prepaid, addressed: (x) if to the Corporation, to its office at P.O. Box 4505, 45 Glover Avenue, Norwalk, CT 06856, Attention: General Counsel, or (y) if to any Holder, to such Holder at the address of such Holder as listed in the stock record books of the Corporation or (z) to such other address as the Corporation or any such Holder, as the case may be, shall have designated by notice similarly given.

(ii) No Holder of Series B Preferred Stock shall be entitled as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class whatsoever, or of any obligations or other securities convertible into, or exchangeable for, any stock of any class whatsoever, whether now or hereafter authorized and whether issued for cash or other consideration or by way of dividend.

(iii) The shares of Series B Preferred Stock shall not have any voting powers, preferences or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Certificate of Incorporation or as provided by applicable law.”

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FIFTH: The foregoing amendment to the Certificate of Incorporation was authorized by a resolution of the Board of Directors at a meeting thereof duly held on [•], 2016 in accordance with the authority granted to the Board of Directors in the Certificate of Incorporation and Section 502 of the Business Corporation Law.

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IN WITNESS WHEREOF, XEROX CORPORATION has caused this Certificate of Amendment to be signed by its authorized corporate officer this [•] day of [•], 2016.

XEROX CORPORATION

by

Name:
Title:

Annex II

FORM OF CONDUENT CERTIFICATE OF AMENDMENT

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

CONDUENT INCORPORATED

(Under Section 805 of the Business Corporation Law)

We, the undersigned, [Insert Name] and [Insert Name], being respectively the [Insert title] and [Insert title] of Conduent Incorporated, a New York corporation (the “Corporation”), DO HEREBY CERTIFY that:

FIRST: The name of the Corporation is CONDUENT INCORPORATED.

SECOND: The original certificate of incorporation was filed in the Office of the Secretary of State of the State of New York on June 9, 2016 (such certificate of incorporation, as amended and restated and in effect thereafter, the “Certificate of Incorporation”).

THIRD: The Certificate of Incorporation is hereby being amended by the addition to Article FOURTH of a provision stating the number, designation, relative rights, preferences and limitations of the Corporation’s Series A Convertible Perpetual Preferred Stock, par value $0.01 per share, under authority granted to the Board of Directors in the Certificate of Incorporation and as permitted by Section 502 of the Business Corporation Law.

FOURTH: To effect the foregoing, Article FOURTH of the Certificate of Incorporation is hereby amended by inserting a Subdivision 3 following Subdivision 2 thereof, and such Subdivision 3 shall read in its entirety as follows:

“SERIES A CONVERTIBLE PERPETUAL PREFERRED STOCK

3. (a) Designation. There is hereby created out of the authorized and unissued shares of Preferred Stock of the Corporation a series of preferred stock designated as the “Series A Convertible Perpetual Preferred Stock” (the “Series A Preferred Stock”). The number of shares constituting such series shall be 120,000.

(b) Definitions. As used herein with respect to the Series A Preferred Stock, the following terms shall have the following meanings, whether used in the singular or the plural:

“accrued and unpaid dividends” means an amount computed at the annual dividend rate for the shares of the Series A Preferred Stock from the date on which dividends on such share became cumulative to and including the date to which such dividends are to be accrued, less the aggregate amount of all dividends theretofore paid on such share; but no interest shall be payable upon any arrearages.

“Additional Shares” has the meaning set forth in Subdivision 3(l)(i).

“Affiliate” of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Applicable Conversion Price” at any given time means the price equal to $1,000 divided by the Applicable Conversion Rate in effect at such time.

“Applicable Conversion Rate” means the Conversion Rate in effect at any given time.

“Board of Directors” means the board of directors of the Corporation or any committee thereof duly authorized to act in the relevant matter on behalf of such board of directors.

“Business Day” means any day other than a Saturday, Sunday or any other day on which banks in New York City, New York are generally required or authorized by law to be closed.

“Certificate of Incorporation” means the Restated Certificate of Incorporation of Conduent Incorporated, as amended.

“Close of Business” means 5:00 pm, New York City time, on the date in question.

“Closing Price” of the Common Stock or any securities distributed in a Spin-Off, as the case may be, on any date of determination means:

(i) the closing sale price of the Common Stock or such other securities (or, if no closing sale price is reported, the last reported sale price of the Common Stock or such other securities) on the New York Stock Exchange on such date;

(ii) if the Common Stock or such other securities are not traded on the New York Stock Exchange on such date, the closing sale price of the Common Stock or such other securities (or, if no closing sale price is reported, the last reported sale price of the Common Stock or such other securities) as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock or such other securities are traded on such date;

(iii) if the Common Stock or such other securities are not traded on a U.S. national or regional securities exchange on such date, the last quoted bid price for the Common Stock or such other securities on such date in the over-the-counter market as reported by Pink OTC Markets Inc. or similar organization; or

(iv) if the Common Stock or such other securities are not quoted by Pink OTC Markets Inc. or a similar organization on such date, as determined by a nationally recognized independent investment banking firm retained by the Corporation for this purpose.

For purposes of this Subdivision 3, all references herein to the “Closing Price” and “last reported sale price” of the Common Stock on the New York Stock Exchange shall be such closing sale price and last reported sale price as reflected on the website of the New York Stock Exchange (http://www.nyse.com).

“Common Stock Outstanding” means, at any given time, the number of shares of Common Stock issued and outstanding at such time.

“Conversion Date” has the meaning set forth in Subdivision 3(i)(v)(B).

“Conversion Rate” means, with respect to each share of Series A Preferred Stock, [•]1 shares of Common Stock, subject to adjustment in accordance with the provisions of this Subdivision 3.

“Current Market Price” means, in the case of any distribution giving rise to an adjustment to the Conversion Rate pursuant to Subdivision 3(j)(iv), Subdivision 3(j)(v) or Subdivision 3(j)(vi) or a distribution upon conversion pursuant to Subdivision 3(j)(viii), the average Closing Price of the Common Stock during the ten consecutive Trading Day period ending on and including the Trading Day immediately preceding the Ex-Dividend Date for such distribution. Notwithstanding the foregoing, whenever successive adjustments to the Conversion Rate are called for pursuant to Subdivision 3(j), such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of Subdivision 3(j) and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

“Distributed Property” has the meaning set forth in Subdivision 3(j)(v).

“Dividend Payment Date” has the meaning set forth in Subdivision 3(d)(ii).

[1]	Shall be an amount equal to (x) $1,000 divided by (y) the Conversion Price. The Conversion Price is an amount equal to (x) 4.45 divided by (y) the number of shares of Conduent common stock to be issued with respect to each share of Xerox common stock in the spin-off (the “Distribution Ratio”).

For example, if the actual Distribution Ratio is 1 for 5 (i.e., one Conduent share for every five Xerox shares), the Conversion Price upon issuance would be $22.25 and the Conversion Rate would be 44.9438. The Conversion Rate will be left blank at signing (with the above explanatory footnote left in the signed document), and the Conversion Rate will be filled in once the Distribution Ratio is set.

“Dividend Period” means each period from, and including, a Dividend Payment Date (or with respect to the initial Dividend Period, the Issue Date) to, but excluding, the following Dividend Payment Date.

“Dividend Rate” has the meaning set forth in Subdivision 3(d)(i).

“Dividend Record Date” has the meaning set forth in Subdivision 3(d)(iv).

“Dividend Threshold Amount” has the meaning set forth in Subdivision 3(j)(vi)(B).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Property” has the meaning set forth in Subdivision 3(k)(i).

“Ex-Dividend Date” means the first date on which the shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive the relevant dividend, distribution or issuance.

“Expiration Date” has the meaning set forth in Subdivision 3(j)(vii).

“Expiration Time” has the meaning set forth in Subdivision 3(j)(vii).

“Fair Market Value” means the amount which a willing buyer would pay a willing seller in an arm’s-length transaction as reasonably determined by the Board of Directors in good faith; provided, however, that with respect to Subdivision 3(o)(ii), Fair Market Value shall mean the value of the Optional Redemption Transferred Shares determined by a nationally recognized independent investment banking firm retained by the Corporation for this purpose.

“Fiscal Quarter” means, with respect to the Corporation, the fiscal quarter publicly disclosed by the Corporation.

“Fundamental Change” means the occurrence of any of the following:

(i) a “person” or “group” within the meaning of Section 13(d) of the Exchange Act files a Schedule TO or any schedule, form or report under the Exchange Act disclosing that such person or group has become the direct or indirect ultimate “beneficial owner”, as defined in Rule 13d-3 under the Exchange Act, of common equity of the Corporation representing more than 50% of the voting power of the Common Stock;

(ii) consummation of any consolidation, merger or other business combination of the Corporation with or into another Person or any sale, lease or conveyance in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Corporation and its subsidiaries, taken as a whole, to any Person other than one of the Corporation’s subsidiaries, in each case pursuant to which the Common Stock will be converted into cash, securities or other property, other than:

(A) pursuant to a transaction in which the Persons that “beneficially owned” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, Voting Shares of the Corporation immediately prior to such transaction beneficially own, directly or indirectly, Voting Shares representing a majority of the total voting power of all outstanding classes of Voting Shares of the continuing or surviving Person immediately after the transaction; or

(B) any merger or consolidation primarily for the purpose of changing the jurisdiction of incorporation of the Corporation and resulting in a reclassification, conversion or exchange of outstanding shares of common stock solely into shares of common stock of the surviving entity; or

(iii) the Common Stock ceases to be listed on a U.S. national securities exchange or association (other than as a result of a transaction described in clause (ii) above);

provided, however, that a Fundamental Change with respect to clauses (i) or (ii) above shall not be deemed to have occurred if at least 90% of the consideration received by holders of the Common Stock in the transaction or transactions consists of common stock that is traded on a U.S. national securities exchange or that will be traded on a U.S. national securities exchange when issued or exchanged in connection with such transaction.

“Fundamental Change Notice” has the meaning set forth in Subdivision 3(m)(ii).

“Fundamental Change Redemption Date” has the meaning set forth in Subdivision 3(m)(i).

“Fundamental Change Redemption Price” has the meaning set forth in Subdivision 3(m)(i).

“Holder(s)” means the Person(s) in whose name the shares of the Series A Preferred Stock are registered, which may be treated by the Corporation, as the absolute owner of the shares of Series A Preferred Stock for the purpose of making payment and settling the related conversions and for all other purposes. The initial Holder shall be Darwin Deason.

“Issue Date” means the date upon which any shares of Series A Preferred Stock are first issued.

“Junior Securities” has the meaning set forth in Subdivision 3(c)(i).

“junior stock” means the Common Stock and any other stock of the Corporation, now or hereafter authorized, over which the Series A Preferred Stock has preference or priority either in the payment of dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

“Liquidation Preference” means, with respect to each share of Series A Preferred Stock, at any time, $1,000.

“Make-Whole Acquisition” means the occurrence of a transaction described under clauses (i) or (ii) of the definition of “Fundamental Change”.

“Make-Whole Acquisition Conversion Period” has the meaning set forth in Subdivision 3(l)(i).

“Make-Whole Acquisition Effective Date” has the meaning set forth in Subdivision 3(l)(i).

“Make-Whole Acquisition Stock Price” means the price paid per share of Common Stock in the event of a Make-Whole Acquisition. If the holders of shares of Common Stock receive only cash in the Make-Whole Acquisition, the Make-Whole Acquisition Stock Price shall be the cash amount paid per share of Common Stock. Otherwise, the Make-Whole Acquisition Stock Price shall be the average of the Closing Price per share of Common Stock on the 10 Trading Days up to, but not including, the Make-Whole Acquisition Effective Date.

“Mandatory Conversion Date” has the meaning set forth in Subdivision 3(h)(iii).

“Notice of Mandatory Conversion” has the meaning set forth in Subdivision 3(h)(iii).

“Optional Redemption Date” has the meaning set forth in Subdivision 3(o)(ii)(B).

“Optional Redemption Notice” has the meaning set forth in Subdivision 3(o)(ii)(A).

“Optional Redemption Transferred Shares” has the meaning set forth in Subdivision 3(o)(ii).

“Parity Securities” has the meaning set forth in Subdivision 3(c)(ii).

“Permitted Transferee(s)” means any of (w) the spouse of Darwin Deason, (x) any lineal descendant of Darwin Deason or any brother or sister of Darwin Deason, (y) any brother or sister of Darwin Deason, or (z) any trust for the direct or indirect benefit of exclusively Darwin Deason and/or the spouse of Darwin Deason; any lineal descendant of Darwin Deason or any brother or sister of Darwin Deason; or any brother or sister of Darwin Deason.

“Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock corporation, limited liability company or trust.

“Preferred Stock” means the Preferred Stock, par value of $0.01 each, of the Corporation.

“Record Date” means, with respect to any issuance, dividend or distribution declared, paid or made on or with respect to any capital stock of the Corporation, the date fixed for the determination of the holders of such capital stock entitled to receive such issuance, dividend or distribution.

“Registrar” means the Corporation or any other registrar appointed by the Corporation.

“Reorganization Event” has the meaning set forth in Subdivision 3(k)(i).

“Senior Securities” has the meaning set forth in Subdivision 3(c)(iii).

“Series A Preferred Stock” has the meaning set forth in Subdivision 3(a).

“Spin-Off” has the meaning set forth in Subdivision 3(j)(v).

“Spin-Off Valuation Period” has the meaning set forth in Subdivision 3(j)(v).

“Trading Day” means a day on which the shares of Common Stock or any securities distributed in a Spin-Off, as the case may be:

(i) are not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the Close of Business; and

(ii) have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

“Transfer” means, with respect to each share of Series A Preferred Stock, the sale, transfer, pledge, assignment, loan or other disposition or encumbrance of such share of Series A Preferred Stock.

“Trigger Event” has the meaning set forth in Subdivision 3(j)(xv).

“Voting Shares” of a Person means shares of all classes of Capital Stock of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of the board of directors of such Person.

(c) Ranking. The Series A Preferred Stock shall, with respect to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation, rank:

(i) senior to the Corporation’s Common Stock and each other class or series of capital stock that the Corporation may issue in the future the terms of which do not expressly provide that it ranks on a parity with or senior to the Series A Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively, the “Junior Securities”);

(ii) on a parity with each class or series of Preferred Stock established after the Issue Date by the Corporation the terms of which expressly provide that such class or series will rank on a parity with the Series A Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively, the “Parity Securities”); and

(iii) subject to the approval of the holders of the Series A Preferred Stock to the extent required by Subdivision 3(n), junior to any class or series of the Corporation’s capital stock that the Corporation may issue in the future the terms of which expressly provide that such class or series shall rank senior to the Series A Preferred Stock (collectively, the “Senior Securities”).

For the avoidance of doubt, the Corporation has the right to authorize and/or issue additional shares or classes or series of Junior Securities or Parity Securities without notice to or consent of the Holder(s).

(d) Dividends.

(i) The Holder(s) shall be entitled to receive, on each share of Series A Preferred Stock, when, as and if declared by the Board of Directors, out of any funds legally available for the payment of dividends, cumulative cash dividends at a rate per annum equal to 8.0% of the Liquidation Preference (the “Dividend Rate”) in accordance with subdivision 1 of Article FOURTH of the Certificate of Incorporation and this Subdivision 3(d); provided, however, that in the event that on any Dividend Payment Date there shall be accrued and unpaid dividends for any prior Dividend Period, the Dividend Rate shall equal 8.0% per annum of the sum of (x) the Liquidation Preference and (y) the amount of all such accrued and unpaid dividends for any prior Dividend Periods.

(ii) Dividends will accrue and cumulate from the Issue Date and are payable quarterly in arrears on the first day of January, April, July and October (each, a “Dividend Payment Date”), commencing on the first Dividend Payment Date following the Issue Date. If a Dividend Payment Date falls on a day that is not a Business Day, the dividends will be paid on the next Business Day as if it were paid on the Dividend Payment Date and no interest will accrue in connection therewith. If dividends on any shares of the Series A Preferred Stock shall be cumulative from a date less than thirty days prior to the first quarter-yearly dividend payment date in respect of such shares, the dividends accrued on such shares to such date shall not be payable on such date but shall be payable on the next following quarter-yearly dividend payment date.

(iii) The amount of dividends payable for each full quarterly Dividend Period will be computed by dividing the Dividend Rate by four. The amount of dividends payable for the initial Dividend Period, or any other Dividend Period shorter or longer than a full quarterly Dividend Period, will be computed on the basis of the actual number of days elapsed during such Dividend Period over a 360-day year.

(iv) Dividends will be paid to the Holder(s) as such Holder(s) appear in the records of the Corporation at the Close of Business on the 15th day of the immediately preceding calendar month in which the applicable Dividend Payment Date falls (the “Dividend Record Date”). The Dividend Record Date shall apply regardless of whether any particular Dividend Record Date is a Business Day.

(v) Dividends on any share of Series A Preferred Stock converted to Common Stock shall cease to accumulate on the Mandatory Conversion Date or any applicable Conversion Date, as applicable.

(vi) In case the stated dividends and the amounts payable on liquidation are not paid in full, the shares of the Series A Preferred Stock shall share ratably in the payment of dividends (including accumulations, if any) in accordance with the sums which would be payable on said shares if all dividends were declared and paid in full, and in any distribution of assets other than by way of dividends in accordance with the sums which would be payable on such distributions if all sums payable were discharged in full.

(vii) So long as any shares of the Series A Preferred Stock are outstanding, no dividend whatever shall be paid or declared at any time, and no distribution made, on any junior stock (other than in junior stock) nor shall any shares of junior stock be purchased or otherwise acquired for value or redeemed at any time by the Corporation or any subsidiary unless all dividends on the Series A Preferred Stock for all past quarter-yearly dividend periods (other than the first quarter-yearly dividend period for any shares if the dividend on such shares for such period shall not then be payable pursuant to the provisions of Subdivision 3(d)(ii)) shall have been paid and the full dividends thereon for the then current quarter-yearly dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart; provided, however, that the foregoing restriction in this Subdivision 3(d) shall not apply to the acquisition of any junior stock solely in exchange for, or solely out of the proceeds of sale of, any other junior stock. Subject to the foregoing provisions of this Subdivision 3(d), and to any further limitations prescribed by the Board of Directors in accordance with subdivision 1 of Article FOURTH of the Certificate of Incorporation, and not otherwise, such dividends (payable in cash, stock or otherwise) as may be determined by the Board of Directors may be declared and paid on any junior stock from time to time out of any funds of the Corporation legally available therefor, and the Series A Preferred Stock shall not be entitled to participate in any such dividends.

(viii) The holders of shares of the Series A Preferred Stock shall not be entitled to receive any dividends thereon other than the dividends referred to in this Subdivision 3(d).

(e) Liquidation.

(i) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the Holder(s) shall be entitled to receive for each share of Series A Preferred Stock out of the assets of the Corporation or proceeds thereof legally available for distribution to stockholders of the Corporation, after satisfaction of all liabilities, if any, to creditors of the Corporation and subject to the rights of holders of any Senior Securities, and before any distribution of such assets or proceeds is made to or set aside for the holders of Junior Securities, a liquidating distribution in an amount equal to (x) the Liquidation Preference and (y) an amount equal to any accrued and unpaid dividends on such share of Series A Preferred Stock through the date of such liquidating distribution. The holders of the Junior Securities shall be entitled, to the exclusion of the holders of the Series A Preferred Stock, to share ratably in all the remaining assets of the Corporation in accordance with their respective rights. After payment of the full amount of such liquidating distribution, the Holder(s) will not be entitled to any further participation in any distribution of assets by, and shall have no right or claim to any remaining assets, of the Corporation.

(ii) In the event the assets of the Corporation available for distribution to stockholders upon any liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to all outstanding shares of the Series A Preferred Stock and the corresponding amounts payable on any Parity Securities, the Holder(s) and the holders of such Parity Securities shall share ratably in any distribution of assets of the Corporation in proportion to the full respective liquidating distributions which would be payable on such shares if all amounts payable thereon were paid in full.

(iii) Neither the consolidation or merger of the Corporation with or into any other entity, nor the consolidation or merger of any other entity with or into the Corporation, nor the sale, lease or other transfer or disposition of all or substantially all of the Corporation’s property or business or other assets shall, in and of itself, constitute a liquidation, dissolution or winding up of the Corporation.

(f) Maturity. The Series A Preferred Stock shall be perpetual, unless converted in accordance with this Certificate of Incorporation or redeemed either at the option of the Holder pursuant to Subdivision 3(m) or at the option of the Corporation pursuant to Subdivision 3(o)(ii).

(g) Conversion at the Holder’s Option. Each Holder shall have the right, at such Holder’s option, at any time and from time to time, to convert all or any portion of such Holder’s Series A Preferred Stock into shares of Common Stock at the Applicable Conversion Rate, plus cash in lieu of fractional shares, plus an amount equal to any accrued and unpaid dividends on the shares of Series A Preferred Stock so converted through the date of such conversion, subject to compliance with the conversion procedures set forth in Subdivision 3(i).

(h) Mandatory Conversion at the Corporation’s Option.

(i) The Corporation shall have the right, at its option, at any time or from time to time to cause some or all of the Series A Preferred Stock to be converted into shares of Common Stock at the then Applicable Conversion Rate, plus cash in lieu of fractional shares, plus an amount equal to any accrued and unpaid dividends on the shares of Series A Preferred Stock so converted through the Mandatory Conversion Date, if, for 20 Trading Days during any period of 30 consecutive Trading Days (including the last Trading Day of such period), ending on the Trading Day preceding the date the Corporation delivers a Notice of Mandatory Conversion, the Closing Price of the Common Stock exceeds 136.94% of the then Applicable Conversion Price.

(ii) If the Corporation elects to cause fewer than all of the shares of Series A Preferred Stock to be converted pursuant to this Subdivision 3(h), the Corporation shall select the Series A Preferred Stock to be converted on a pro rata basis or by another method the Board of Directors, in its sole discretion, considers fair to the Holders. If the Corporation selects a portion of a Holder’s Series A Preferred Stock for partial mandatory conversion and such Holder converts a portion of its shares of Series A Preferred Stock, the converted portion will be deemed to be from the portion selected for mandatory conversion under this Subdivision 3(h).

(iii) If the Corporation elects to exercise the mandatory conversion right pursuant to this Subdivision 3(h), the Corporation shall provide notice of such conversion to each Holder (such notice, a “Notice of Mandatory Conversion”). The conversion date shall be a date selected by the Corporation (the “Mandatory Conversion Date”) and shall be no more than 7 days after the date on which the Corporation provides such Notice of Mandatory Conversion. In addition to any information required by applicable law or regulation, the Notice of Mandatory Conversion shall state, as appropriate:

(A) the Mandatory Conversion Date;

(B) the number of shares of Common Stock to be issued upon conversion of each share of Series A Preferred Stock; and

(C) the number of shares of Series A Preferred Stock to be converted.

(i) Conversion Procedures.

(i) As provided in Subdivision 3(d)(v), dividends on any share of Series A Preferred Stock converted to Common Stock shall cease to accumulate on the Mandatory Conversion Date or any applicable Conversion Date, as applicable, and such shares of Series A Preferred Stock shall cease to be outstanding upon conversion.

(ii) Prior to the Close of Business on the Mandatory Conversion Date or any applicable Conversion Date, shares of Common Stock (and/or other securities, if applicable) issuable upon conversion of any shares of Series A Preferred Stock shall not be deemed outstanding for any purpose, and the Holder(s) shall have no rights with respect to the Common Stock (and/or other securities, if applicable) issuable upon conversion (including voting rights, rights to respond to tender offers for the Common Stock (and/or other securities, if applicable) issuable upon conversion and rights to receive any dividends or other distributions on the Common Stock (and/or other securities, if applicable) issuable upon conversion) by virtue of holding shares of Series A Preferred Stock.

(iii) The Person(s) entitled to receive the Common Stock (and/or cash, securities or other property, if applicable) issuable upon conversion of Series A Preferred Stock shall be treated for all purposes as the record holder(s) of such shares of Common Stock (and/or other securities, if applicable) as of the Close of Business on the Mandatory Conversion Date or any applicable Conversion Date. In the event that a Holder shall not by written notice designate the name in which shares of Common Stock (and/or cash, securities or other property, if applicable) and payments of cash in lieu of fractional shares, if any, and accrued and unpaid dividends, if any, to be issued or paid upon conversion of shares of Series A Preferred Stock should be registered or paid or the manner in which such shares should be delivered, the Corporation shall be entitled to register and deliver such shares, and make such payments, in the name of the Holder and in the manner shown on the records of the Corporation.

(iv) Shares of Series A Preferred Stock duly converted in accordance with this Certificate of Incorporation, or otherwise reacquired by the Corporation, will resume the status of authorized and unissued Preferred Stock, undesignated as to series and available for future issuance. The Corporation may from time-to-time take such appropriate action as may be necessary to reduce the authorized number of shares of Series A Preferred Stock; provided that no decrease shall reduce the authorized number of Series A Preferred Stock to a number less than the number of shares then outstanding.

(v) Conversion into shares of Common Stock will occur on the Mandatory Conversion Date or any applicable Conversion Date as follows:

(A) On the Mandatory Conversion Date, certificates representing shares of Common Stock shall be issued and delivered to the Holder(s) or their designee upon presentation and surrender of the certificate evidencing the Series A Preferred Stock to the Corporation and, if required, the furnishing of appropriate endorsements and transfer documents and the payment of all transfer and similar taxes.

(B) On the date of any conversion at the option of the Holder(s) pursuant to Subdivision 3(g), a Holder must do each of the following in order to convert:

(1)	surrender the shares of Series A Preferred Stock to the Corporation;

(2)	if required, furnish appropriate endorsements and transfer documents; and

(3)	if required, pay all transfer or similar taxes.

The date on which a Holder complies with the procedures in this Subdivision 3(i)(v) is the “Conversion Date”.

(vi) Fractional Shares.

(A) No fractional shares of Common Stock will be issued as a result of any conversion of shares of Series A Preferred Stock.

(B) In lieu of any fractional share of Common Stock otherwise issuable in respect of any conversion pursuant to Subdivision 3(g) or Subdivision 3(h), the Corporation shall pay an amount in cash (computed to the nearest cent) equal to the same fraction of the Closing Price of the Common Stock determined as of the second Trading Day immediately preceding the Conversion Date.

(C) If more than one share of the Series A Preferred Stock is surrendered for conversion at one time by or for the same Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of the Series A Preferred Stock so surrendered.

(j) Anti-Dilution Adjustments.

(i) The Conversion Rate shall be adjusted from time to time by the Corporation in accordance with this Subdivision 3(j).

(ii) If the Corporation shall, at any time or from time to time while any of the Series A Preferred Stock is outstanding, pay a dividend or make a distribution on its Common Stock in shares of its Common Stock to all or substantially all holders of its Common Stock, then the Conversion Rate shall be adjusted based on the following formula:

where,

CR0	=	the Conversion Rate in effect at the Close of Business on the Record Date for such dividend or distribution;

CR1	=	the Conversion Rate in effect immediately after the Record Date for such dividend or distribution;

OS0	=	the number of shares of Common Stock Outstanding at the Close of Business on the Record Date for such dividend or distribution; and

OS1	=	the number of shares of Common Stock that would be outstanding immediately after, and solely as a result of, such dividend or distribution.

Any adjustment made pursuant to this Subdivision 3(j)(ii) shall become effective immediately after the Record Date for such dividend or distribution. If any dividend or distribution that is the subject of this Subdivision 3(j)(ii) is declared but not so paid or made, the Conversion Rate shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay or make such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. For the avoidance of doubt, for purposes of this Subdivision 3(j)(ii), the number of shares of Common Stock Outstanding at the Close of Business on the Record Date for such dividend or distribution shall not include shares of Common Stock held in treasury, if any.

(iii) If the Corporation shall, at any time or from time to time while any of the Series A Preferred Stock is outstanding, (x) subdivide the then Common Stock Outstanding into a greater number of shares of Common Stock or (y) combine the then Common Stock Outstanding into a smaller number of shares of Common Stock, then the Conversion Rate shall be adjusted based on the following formula:

where,

CR0	=	the Conversion Rate in effect at the Close of Business on the effective date of such subdivision or combination;

CR1	=	the Conversion Rate in effect immediately after the effective date of such subdivision or combination;

OS0	=	the number of shares of Common Stock Outstanding at the Close of Business on the effective date of such subdivision or combination; and

OS1	=	the number of shares of Common Stock that would be outstanding immediately after, and solely as a result of, such subdivision or combination.

Any adjustment made pursuant to this Subdivision 3(j)(iii) shall become effective immediately after the effective date of such subdivision or combination.

(iv) If the Corporation shall, at any time or from time to time while any of the Series A Preferred Stock is outstanding, distribute to holders of all or substantially all of the Common Stock any rights or warrants (other than a distribution of rights issued pursuant to a stockholder’s rights plan, to the extent such rights are attached to shares of Common Stock (in which event the provisions of Subdivision 3(j)(xv) shall apply), a dividend reinvestment plan or an issuance in connection with a transaction in which Subdivision 3(k) applies) entitling them to subscribe for or purchase, for a period of not more than 60 calendar days from the issuance date of such distribution, shares of Common Stock at a price per share less than the Current Market Price of the Common Stock, the Conversion Rate shall be adjusted based on the following formula:

where,

CR0	=	the Conversion Rate in effect at the Close of Business on the Record Date for such distribution;

CR’	=	the Conversion Rate in effect immediately after the Record Date for such distribution;

OS0	=	the number of shares of Common Stock Outstanding at the Close of Business on the Record Date for such distribution;

X	=	the total number of shares of Common Stock issuable pursuant to such rights or warrants; and

Y	=	the number of shares of Common Stock equal to (x) the aggregate price payable to exercise such rights or warrants divided by (y) the Current Market Price of the Common Stock.

Any adjustment made pursuant to this Subdivision 3(j)(iv) shall become effective immediately after the Record Date for such distribution. If such rights or warrants described in this Subdivision 3(j)(iv) are not so distributed, the Conversion Rate shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to distribute such rights or warrants, to the Conversion Rate that would then be in effect if such distribution had not been declared. To the extent that such rights or warrants are not exercised prior to their expiration or shares of Common Stock are otherwise not delivered pursuant to such rights or warrants upon the exercise of such rights or warrants, the Conversion Rate shall be readjusted to the Conversion Rate which would then be in effect had the adjustments made upon the distribution of such rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock actually delivered. In determining the aggregate price payable to exercise such rights or warrants, there shall be taken into account any consideration received by the Corporation upon exercise of such rights and warrants and the value of such consideration (if other than cash, to be determined in good faith by the Board of Directors). For the avoidance of doubt, for purposes of this Subdivision 3(j)(iv), the number of shares of Common Stock Outstanding at the Close of Business on the Record Date for such distribution shall not include shares of Common Stock held in treasury, if any.

(v) If the Corporation shall, at any time or from time to time while any of the Series A Preferred Stock is outstanding, by dividend or otherwise, distribute to all or substantially all holders of the Common Stock shares of any class of capital stock of the Corporation, evidences of its indebtedness, assets, property or rights or warrants to acquire the Corporation’s capital stock or other securities, but excluding:

(A) any dividends or distributions referred to in Subdivision 3(j)(ii);

(B) any rights or warrants referred to in Subdivision 3(j)(iv);

(C) any dividends or distributions referred to in Subdivision 3(j)(vi);

(D) any dividends and distributions in connection with a transaction to which Subdivision 3(k) shall apply; and

(E) any Spin-Offs to which the provision set forth below in this Subdivision 3(j)(v) shall apply,

(any such shares of capital stock, indebtedness, assets, property or rights or warrants to acquire Common Stock or other securities, hereinafter in this Subdivision 3(j)(v) called the “Distributed Property”), then, in each such case, the Conversion Rate shall be adjusted based on the following formula:

where,

CR0	=	the Conversion Rate in effect at the Close of Business on the Record Date for such distribution;

CR’	=	the Conversion Rate in effect immediately after the Record Date for such distribution;

SP0	=	the Current Market Price of the Common Stock; and

FMV	=	the Fair Market Value on the Record Date for such distribution of the Distributed Property, expressed as amount per share of Common Stock.

If the transaction that gives rise to an adjustment pursuant to this Subdivision 3(j)(v) is one pursuant to which the payment of a dividend or other distribution on the Common Stock consists of shares of capital stock of, or similar equity interests in, a Subsidiary or other business unit of the Corporation (a “Spin-Off”) that are, or when issued will be, traded or listed on the New York Stock Exchange, The NASDAQ Global Select Market, The NASDAQ Global Market or any other U.S. national securities exchange or association, the Conversion Rate shall be adjusted based on the following formula:

where,

CR0	=	the Conversion Rate in effect at the Close of Business on the Record Date for such distribution;

CR’	=	the Conversion Rate in effect immediately after the Record Date for such distribution;

FMV	=	the average of the Closing Prices of the capital stock or similar equity interest distributed to holders of Common Stock applicable to one share of Common Stock over the 10 consecutive Trading Day period beginning on, and including, the effective date of the Spin-Off (the “Spin-Off Valuation Period”); and

MP0	=	the average of the Closing Prices of the Common Stock over the Spin-Off Valuation Period.

Any adjustment made pursuant to this Subdivision 3(j)(v) shall become effective immediately after the Record Date for such distribution. If any dividend or distribution of the type described in this Subdivision 3(j)(v) is declared but not so paid or made, the Conversion Rate shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. If an adjustment to the Conversion Rate is required under this Subdivision 3(j)(v), delivery of any additional shares of Common Stock that may be deliverable upon conversion as a result of an adjustment required under this Subdivision 3(j)(v) shall be delayed to the extent necessary in order to complete the calculations provided for in this Subdivision 3(j)(v).

(vi) If the Corporation shall, at any time or from time to time while any of the Series A Preferred Stock is outstanding, by dividend or otherwise make a distribution to all or substantially all holders of its outstanding shares of Common Stock consisting exclusively of cash, but excluding:

(A) any dividend or distribution in connection with the liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary), or upon a transaction to which Subdivision 3(k) applies, or

(B) regular cash dividends to the extent that such dividends do not exceed $0.25 per share in any Fiscal Quarter (the “Dividend Threshold Amount”),

then the Conversion Rate shall be adjusted based on the following formula:

where,

CR0	=	the Conversion Rate in effect at the Close of Business on the Record Date for such dividend or distribution;

CR1	=	the Conversion Rate in effect immediately after the Record Date for such dividend or distribution;

SP0	=	the Current Market Price of the Common Stock; and

DIV	=	the amount in cash per share of Common Stock of the dividend or distribution, as determined pursuant to the following sentences. If any adjustment is required to be made as set forth in this Subdivision 3(j)(vi) as a result of a distribution (1) that is a regularly scheduled quarterly dividend, such adjustment would be based on the amount by which such dividend exceeds the Dividend Threshold Amount or (2) that is not a regularly scheduled quarterly dividend, such adjustment would be based on the full amount of such distribution. The Dividend Threshold Amount is subject to adjustment on an inversely proportional basis whenever the Conversion Rate is adjusted; provided that no adjustment shall be made to the Dividend Threshold Amount for any adjustment made to the Conversion Rate as described under this Subdivision 3(j)(vi).

Any adjustment made pursuant to this Subdivision 3(j)(vi) shall become effective immediately after the Record Date for such dividend or distribution. If any dividend or distribution of the type described in this Subdivision 3(j)(vi) is not so paid or made, the Conversion Rate shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

(vii) If the Corporation shall, at any time or from time to time while any of the Series A Preferred Stock is outstanding, make a payment in respect of a tender offer or exchange offer for all or any portion of the Common Stock subject to the tender offer rules, to the extent that the cash and value of any other consideration included in the payment per share of Common Stock exceeds the Closing Price of the Common Stock on the trading day immediately succeeding the last date on which tenders or exchanges may be made pursuant to such tender offer or exchange offer (the “Expiration Date”), then the Conversion Rate shall be adjusted based on the following formula:

where,

CR0	=	the Conversion Rate in effect at the Close of Business on the Expiration Date;

CR1	=	the Conversion Rate in effect immediately after the Expiration Date;

FMV	=	the Fair Market Value, on the Expiration Date, of the aggregate value of all cash and any other consideration paid or payable for shares of Common Stock validly tendered or exchanged and not withdrawn as of the Expiration Date;

OS1	=	the number of shares of Common Stock outstanding immediately after the last time tenders or exchanges may be made pursuant to such tender offer or exchange offer (the “Expiration Time”);

OS0	=	the number of shares of Common Stock outstanding immediately prior to the Expiration Time; and

SP1	=	the average of the Closing Price of Common Stock during the ten consecutive Trading Day period commencing on the Trading Day immediately after the Expiration Date.

Any adjustment made pursuant to this Subdivision 3(j)(vii) shall become effective immediately prior to 9:00 a.m., New York City time, on the Trading Day immediately following the Expiration Date. If the Corporation, or one of its subsidiaries, is obligated to purchase shares of Common Stock pursuant to any such tender offer or exchange offer, but the Corporation or such subsidiary is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Rate shall be readjusted to be the Conversion Rate that would then be in effect if such tender offer or exchange offer had not been made. Except as set forth in the preceding sentence, if the application of this Subdivision 3(j)(vii) to any tender offer or exchange offer would result in a decrease in the Conversion Rate, no adjustment shall be made for such tender offer or exchange offer under this Subdivision 3(j)(vii). If an adjustment to the Conversion Rate is required under this Subdivision 3(j)(vii), delivery of any additional shares of Common Stock upon conversion of the Series A Preferred Stock shall be delayed to the extent necessary in order to complete the calculations provided for in this Subdivision 3(j)(vii).

(viii) In cases where the Fair Market Value of shares of capital stock, evidences of indebtedness, assets (including cash), or securities or certain rights, warrants or options to purchase securities of the Corporation, or the amount of the cash dividend or distribution applicable to one share of Common Stock, distributed to all or substantially all holders of the Common Stock:

(A) equals or exceeds the Current Market Price of the Common Stock; or

(B) the Current Market Price of the Common Stock exceeds the Fair Market Value of such assets, debt securities or rights, warrants or options or the amount of cash so distributed by less than $1.00,

rather than being entitled to an adjustment in the Conversion Rate, the Holder(s) will be entitled to receive upon conversion, in addition to shares of Common Stock, the kind and amount of shares of capital stock, evidences of indebtedness, assets, or securities or rights, warrants or options comprising the distribution, if any, that such Holder(s) would have received if such Holder(s) had held a number of shares of Common Stock equal to the number of shares of Series A Preferred Stock held multiplied by the Conversion Rate in effect immediately prior to the record date for determining the holders of Common Stock entitled to receive the distribution.

(ix) All calculations under this Subdivision 3(j) shall be made to the nearest 1/100,000 of a share of Common Stock per share of Series A Preferred Stock. No adjustment in the Conversion Rate is required if the amount of such adjustment would be less than 1%; provided, however, that any such adjustment not required to be made pursuant to this Subdivision 3(j)(ix) will be carried forward and taken into account in any subsequent adjustment.

(x) No adjustment to the Conversion Rate shall be made if the Holder(s) may participate in the transaction that would otherwise give rise to an adjustment, as a result of holding the Series A Preferred Stock, without having to convert the Series A Preferred Stock, as if they held the full number of shares of Common Stock into which a share of the Series A Preferred Stock may then be converted.

(xi) The Corporation may, but is not required to, make such increases in the Conversion Rate, in addition to those required by Subdivision 3(j)(ii) through (vii), as the Board of Directors deems advisable to avoid or diminish any income tax to holders of Common Stock resulting from any dividend or distribution of Common Stock (or rights to acquire Common Stock) or from any event treated as such for income tax purposes.

(xii) In addition to the foregoing, to the extent permitted by applicable law and subject to the applicable rules of the New York Stock Exchange, the Corporation from time to time may increase the Conversion Rate by any amount for any period of time if the period is at least 20 Business Days, the increase is irrevocable during the period and the Board of Directors shall have made a determination that such increase would be in the best interests of the Corporation, which determination shall be conclusive. Whenever the Conversion Rate is increased pursuant to the preceding sentence, the Corporation shall mail to Holder(s) a notice of the increase, which notice will be given at least 15 calendar days prior to the effectiveness of any such increase, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

(xiii) If during a period applicable for calculating the Closing Price of Common Stock or any other security, an event occurs that requires an adjustment to the Conversion Rate, the Closing Price of such security shall be calculated for such period in a manner reasonably determined by the Corporation to appropriately reflect the impact of such event on the price of such security during such period. Whenever any provision of this Subdivision 3 requires a calculation of an average of Closing Prices of Common Stock or any other security over multiple days, appropriate adjustments shall be made to account for any adjustment to the Conversion Rate that becomes effective, or any event requiring an adjustment to the Conversion Rate where the Record Date of the event occurs, at any time during the period during which the average is to be calculated.

(xiv) Whenever the Conversion Rate is to be adjusted in accordance with Subdivision 3(j), the Corporation shall compute the Conversion Rate in accordance with Subdivision 3(j), taking into account Subdivision 3(j)(ix), and provide, or cause to be provided, a written notice to the Holder(s) of the occurrence of such event and setting forth the adjusted Conversion Rate.

(xv) Rights Plans. If the Corporation has a rights plan in effect with respect to the Common Stock on the Mandatory Conversion Date or any Conversion Date, upon conversion of any shares of the Series A Preferred Stock, the Holder of such shares will receive, in addition to the shares of Common Stock, the rights under the rights plan relating to such Common Stock, unless, prior to the Mandatory Conversion Date or such Conversion Date, the rights have (x) become exercisable or (y) separated from the shares of Common Stock in accordance with the provisions of such rights plan (the first of events to occur being the “Trigger Event”), in either of which cases the Conversion Rate will be adjusted, effective automatically at the time of such Trigger Event, as if the Corporation had made a distribution of such rights to all holders of the Common Stock as described in Subdivision 3(j)(iv) (without giving effect to the 60 day limit on the exercisability of rights and warrants ordinarily subject to such Subdivision 3(j)(iv)), subject to appropriate readjustment in the event of the expiration, termination or redemption of such rights prior to the exercise, deemed exercise or exchange thereof. Notwithstanding the foregoing, to the extent any such stockholder rights are exchanged by the Corporation for shares of Common Stock, the Conversion Rate shall be appropriately readjusted as if such stockholder rights had not been issued, but the Corporation had instead issued the shares of Common Stock issued upon such exchange as a dividend or distribution of shares of Common Stock subject to Subdivision 3(j)(ii).

(k) Reorganization Events.

(i) In the event that there occurs:

(A) any consolidation, merger or other business combination of the Corporation with or into another Person;

(B) any sale, transfer, lease or conveyance to another Person of all or substantially all of the property and assets of the Corporation;

(C) any reclassification, recapitalization or reorganization of the Corporation; or

(D) any statutory exchange of the outstanding shares of Common Stock for securities of another Person (other than in connection with a consolidation, merger or other business combination);

and in each case, the holders of the Common Stock receive stock, other securities or other property or assets (including cash or any combination thereof) with respect to or in exchange for the Common Stock (any such event or transaction, a “Reorganization Event”) each share of Series A Preferred Stock outstanding immediately prior to such Reorganization Event shall, without notice to or consent of the Holder(s) and subject to Subdivision 3(k)(v), become convertible (but, for the avoidance of doubt, shall not be automatically converted in connection with such Reorganization Event) into the kind of securities, cash and other property received in such Reorganization Event by the holders of the Common Stock (other than the counterparty to the Reorganization Event or an Affiliate of such counterparty) (such securities, cash and other property, the “Exchange Property”).

(ii) In the event that holders of the shares of Common Stock have the opportunity to elect the form of consideration to be received in such transaction, the consideration that the Holder(s) are entitled to receive upon conversion shall be deemed to be the types and amounts of consideration received by a majority of the holders of the shares of Common Stock that did make an affirmative election.

(iii) The above provisions of this Subdivision 3(k) shall similarly apply to successive Reorganization Events and the provisions of Subdivision 3(j) shall apply to any shares of capital stock received by the holders of Common Stock in any such Reorganization Event.

(iv) The Corporation (or any successor) shall, within 20 days of the consummation of any Reorganization Event, provide written notice to the Holder(s) of such consummation of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Subdivision 3(k).

(v) The Corporation shall not enter into any agreement for a transaction constituting a Reorganization Event unless:

(A) such agreement provides for, or does not interfere with or prevent (as applicable), conversion of the Series A Preferred Stock into the Exchange Property in a manner that is consistent with and gives effect to this Subdivision 3(k); and

(B) to the extent that the Corporation is not the surviving corporation in such Reorganization Event or will be dissolved in connection with such Reorganization Event, proper provision shall be made in the agreements governing such Reorganization Event for the conversion of the Series A Preferred Stock into stock of the Person surviving such Reorganization Event or, in the case of a Reorganization Event described in Subdivision 3(k)(i)(B), an exchange of Series A Preferred Stock for the stock of the Person to whom the Corporation’s assets are conveyed or transferred, and such stock of the Person surviving such Reorganization Event or to whom the Corporation’s assets are conveyed or transferred shall have voting powers, preferences and relative, participating, optional or other special rights as nearly equal as possible to those provided in this Certificate of Incorporation.

(l) Holder’s Right to Convert Upon a Make-Whole Acquisition.

(i) In addition to any other rights of conversion set forth herein, in the event a Make-Whole Acquisition occurs, each Holder shall have the right, at such Holder’s option, to convert all or any portion of such Holder’s shares of Series A Preferred Stock into shares of Common Stock during the period (the “Make-Whole Acquisition Conversion Period”) beginning on the effective date of the Make-Whole Acquisition (the “Make-Whole Acquisition Effective Date”) and ending on the date that is 30 calendar days after the Make-Whole Acquisition Effective Date at the Applicable Conversion Rate, plus a number of additional shares of Common Stock (the “Additional Shares”) determined pursuant to Subdivision 3(l)(ii), plus cash in lieu of fractional shares, plus an amount equal to any accrued and unpaid dividends on the shares of Series A Preferred Stock so converted through the date of such conversion, subject to compliance with the conversion procedures set forth in Subdivision 3(i).

(ii) The number of Additional Shares per share of Series A Preferred Stock shall be determined by reference to the table below for the applicable Make-Whole Acquisition Effective Date and the applicable Make-Whole Acquisition Stock Price:2

	Make-Whole Acquisition Stock Price
Make-Whole Acquisition Effective Date	$3.75	$4.00	$4.45	$5.00	$6.09
February 1, 2015 and thereafter	41.9547	35.7525	24.8366	17.0460	0.0000

The exact Make-Whole Acquisition Stock Price and Make-Whole Acquisition Effective Date may not be set forth in the table, in which case:

(A) if the Make-Whole Acquisition Stock Price is between two Make-Whole Acquisition Stock Price amounts in the table or the Make-Whole Acquisition Effective Date is between two Make-Whole Acquisition Effective Dates in the table, the number of Additional Shares will be determined by straight-line interpolation between the number of Additional Shares set forth for the higher and lower Make-Whole Acquisition Stock Price amounts and the two Make-Whole Acquisition Effective Dates, as applicable, based on a 365-day year;

(B) [if the Make-Whole Acquisition Stock Price is in excess of $[6.09] per share (subject to adjustment pursuant to Subdivision 3(j)), no Additional Shares will be issued upon conversion of the Series A Preferred Stock;

(C) if the Make-Whole Acquisition Stock Price is less than $[3.75] per share (subject to adjustment pursuant to Subdivision 3(j)), no Additional Shares will be issued upon conversion of the Series A Preferred Stock]3; and

[2]	Table is based on a Conversion Price of $4.45 (which assumed a Distribution Ratio of 1 for 1). If the actual Distribution Ratio is not 1 for 1, the make-whole table will be updated to reflect the Distribution Ratio, but otherwise using the same methodology used to produce the make-whole table at signing. For example, if the Distribution Ratio is 1 for 5 (i.e., one Conduent share for every five Xerox shares), then the make-whole table would be:

	Make-Whole Acquisition Stock Price
Make-Whole Acquisition Effective Date	$18.75	$20.00	$22.26	$25.00	$30.47
February 1, 2015 and thereafter	8.3909	7.1500	5.2565	3.4092	0.0000

[3]	These values are based on a Conversion Price of $4.45 (which assumed a Distribution Ratio of 1 for 1). If the actual Distribution Ratio is not 1 for 1, these values will be updated to reflect the Distribution Ratio, but otherwise using the same methodology used to produce the values signing. For example, if the Distribution Ratio is 1 for 5 (i.e., one Conduent share for every five Xerox shares), then the value in (B) would be $30.47 and the value in (C) would be $18.75.

(D) if the Make-Whole Acquisition Effective Date is after the fifth anniversary of the Issue Date, then the number of Additional Shares will be determined by reference to the last row in the table.

The Make-Whole Acquisition Stock Prices set forth in the table above shall be adjusted pursuant to Subdivision 3(j) as of any date the Conversion Rate is adjusted. The adjusted Make-Whole Acquisition Stock Prices will equal the Make-Whole Acquisition Stock Prices applicable immediately prior to such adjustment multiplied by a fraction, the numerator of which is the Conversion Rate immediately prior to the adjustment and the denominator of which is the Conversion Rate as so adjusted. Each of the number of Additional Shares in the table shall also be subject to adjustment in the same manner as the Conversion Rate pursuant to Subdivision 3(j).

(iii) On or before the 20th calendar day prior to the date the Corporation anticipates the Make-Whole Acquisition being consummated or within two Business Days of becoming aware of a Make-Whole Acquisition of the type set forth in clause (i) of the definition of Make-Whole Acquisition, a written notice shall be sent by or on behalf of the Corporation, by first-class mail, postage prepaid, to the Holder(s) as they appear in the records of the Corporation. Such notice shall contain:

(A) the date as of which the Make-Whole Acquisition is anticipated to be effective or the Make-Whole Acquisition Effective Date, as applicable; and

(B) the date by which a Make-Whole Acquisition conversion pursuant to this Subdivision 3(l) must be exercised.

(iv) On the Make-Whole Acquisition Effective Date or as soon as practicable thereafter, another written notice shall be sent by or on behalf of the Corporation, by first-class mail, postage prepaid, to the Holder(s) as they appear in the records of the Corporation. Such notice shall contain:

(A) the date that shall be 30 calendar days after the Make-Whole Acquisition Effective Date;

(B) the number of Additional Shares;

(C) the amount of cash, securities and other consideration receivable by a Holder upon conversion; and

(D) the instructions a Holder must follow to exercise its Make-Whole Acquisition conversion right pursuant to this Subdivision 3(l).

(v) To exercise its Make-Whole Acquisition conversion right pursuant to this Subdivision 3(l), a Holder must, no later than 5:00 p.m., New York City time, on or before the date specified in the notice sent pursuant to Subdivision 3(l)(iv), comply with the procedures set forth in Subdivision 3(i), and indicate that it is exercising its Make-Whole Acquisition conversion right pursuant to this Subdivision 3(l).

(vi) If a Holder does not elect to exercise its Make-Whole Acquisition conversion right pursuant to this Subdivision 3(l), the shares of Series A Preferred Stock or successor security held by it shall remain outstanding (unless otherwise converted as provided herein), but the Holder will not be eligible to receive Additional Shares.

(vii) Upon a Make-Whole Acquisition conversion, the Conversion Agent shall, except as otherwise provided in the instructions provided by the Holder thereof in the written notice provided to the Corporation or its successor as set forth in Subdivision 3(l)(v), deliver to the Holder such cash, securities or other property as are issuable with respect to the shares of Series A Preferred Stock converted.

(viii) In the event that a Make-Whole Acquisition conversion is effected with respect to shares of Series A Preferred Stock or a successor security representing less than all the shares of Series A Preferred Stock or a successor security held by a Holder, upon such Make-Whole Acquisition conversion, the Corporation or its successor shall execute and the Registrar shall, unless otherwise instructed in writing, countersign and deliver to the Holder thereof, at the expense of the Corporation or its successors, a certificate evidencing the shares of Series A Preferred Stock or such successor security held by the Holder as to which a Make-Whole Acquisition conversion was not effected.

(m) Holder’s Redemption Right Upon a Fundamental Change.

(i) Upon the occurrence of a Fundamental Change, each Holder shall have the option, during the period commencing on the date the applicable Fundamental Change Notice (as defined below) is mailed to Holders of the Series A Preferred Stock and ending at the Close of Business on the 45th Business Day thereafter (the “Fundamental Change Redemption Date”), to require the Corporation to redeem all, or any portion, of such Holder’s shares of Series A Preferred Stock at the redemption price per share equal to the Liquidation Preference per share of Series A Preferred Stock plus an amount equal to any accrued and unpaid dividends on the shares of Series A Preferred Stock so redeemed to, but not including, the Fundamental Change Redemption Date (the “Fundamental Change Redemption Price”).

(ii) Within 30 days following a Fundamental Change, the Corporation shall mail to each Holder of shares of the Series A Preferred Stock a notice (the “Fundamental Change Notice”) setting forth the details of the Fundamental Change and the special redemption rights occasioned thereby. In addition to any information required by law or by the applicable rules of any exchange upon which the Series A Preferred Stock may be listed or admitted to trading, such notice shall state: (a) the Fundamental Change Redemption Date; (b) the Fundamental Change Redemption Price; (c) the place or places where certificates for shares may be surrendered for payment of the Fundamental Change Redemption Price, including any procedures applicable to redemption to be accomplished through book-entry transfers; (d) the procedures that the Holder of Series A Preferred Stock must follow to exercise such Holder’s rights under this Subdivision 3(m); and (e) that dividends on the shares tendered for redemption will cease to accumulate on the Fundamental Change Redemption Date.

(iii) To exercise such Holder’s special redemption right under this Subdivision 3(m), a Holder must (a) surrender the certificate or certificates evidencing the shares of Series A Preferred Stock to be redeemed, duly endorsed in a form satisfactory to the Corporation, at the office of the Corporation and (b) notify the Corporation at such office that such Holder elects to exercise such Holder’s fundamental change redemption rights and the number of shares such Holder wishes to have redeemed. In the event that a Holder fails to notify the Corporation of the number of shares of Series A Preferred Stock which such Holder wishes to have redeemed, such Holder shall be deemed to have elected to have redeemed all shares represented by the certificate or certificates surrendered for redemption.

(iv) Exercise by a Holder of such Holder’s special redemption right following a Fundamental Change is irrevocable, except that a Holder may withdraw its election to exercise such Holder’s special redemption right at any time on or before the Fundamental Change Redemption Date by delivering a written or facsimile transmission notice to the Corporation at the address or facsimile number specified in the Fundamental Change Notice. Such notice, to be effective, must be received by the Corporation prior to the close of business on the Fundamental Change Redemption Date. All shares of Series A Preferred Stock tendered for redemption pursuant to the Holder’s fundamental change redemption rights as described herein and not withdrawn shall be redeemed at or prior to the Close of Business on the Fundamental Change Redemption Date. From and after the Fundamental Change Redemption Date, unless the Corporation defaults in payment of the Fundamental Change Redemption Price, dividends on the shares of Series A Preferred Stock tendered for redemption shall cease to accumulate, and said shares shall no longer be deemed to be outstanding and shall not have the status of shares of Series A Preferred Stock, and all rights of Holders thereof as shareholders of the Corporation (except the right to receive from the Company the Fundamental Change Redemption Price) shall cease. As soon as practical after the Fundamental Change Redemption Date, the Corporation shall deliver a new certificate representing the unredeemed portion, if any, of the shares of Series A Preferred Stock represented by the certificate or certificates surrendered for redemption.

(n) Voting Rights.

(i) Unless the consent of the Holder(s) of a greater number of shares shall then be required by law and except as provided in Subdivisions 3(n)(ii), 3(n)(iii) and 3(n)(iv), the consent of the Holder(s) of at least two-thirds of the shares of Series A Preferred Stock at the time outstanding, given in person or by proxy, either in writing or at any special or annual meeting called for the purpose, at which the Series A Preferred Stock shall vote separately as a class, shall be necessary to permit, effect or validate any one or more of the following:

(A) The authorization of, or any increase in the authorized amount of, any class of stock ranking prior to the Series A Preferred Stock;

(B) The amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation, or of the By-Laws of the Corporation (whether, directly or indirectly, by merger, consolidation or otherwise) which would affect adversely any right, preference, privilege or voting power of the Series A Preferred Stock or of the Holder(s) thereof; and

(C) The voluntary liquidation, dissolution or winding up of the Corporation, or the sale, lease or conveyance (other than by mortgage) of all or substantially all of the property or business of the Corporation, or the consolidation, merger or other business combination of the Corporation with or into any other Person, except any such sale, lease or conveyance (other than by mortgage) of all or substantially all of the property or business of the Corporation or consolidation or merger or other business combination wherein none of the rights, preferences, privileges or voting powers of the Series A Preferred Stock or the Holder(s) thereof are adversely affected.

(ii) The Holder(s) shall have no voting rights with respect to any consolidation, merger or other business combination of the Corporation with or into any other Person if:

(A) to the extent the Corporation is not the surviving Person in such transaction, the Holder(s) will receive the stock of the Person surviving such transaction and such stock shall have voting powers, preferences and relative, participating, optional or other special rights as nearly equal as possible to those provided in this Certificate of Incorporation; and

(B) upon conversion of the Series A Preferred Stock or the stock of the Person surviving such transaction issued in accordance with Subdivision 3(k)(v), the Holder(s) will receive Exchange Property in accordance with Subdivision 3(k).

(iii) The Holder(s) shall have no voting rights with respect to any sale, lease or conveyance (other than by mortgage) of all or substantially all of the property or business of the Corporation if:

(A) to the extent the Corporation is not the surviving Person in such transaction, the Holder(s) will receive the stock of the Person to whom all or substantially all of the property or business of the Corporation is sold, leased or conveyed and such stock shall have voting powers, preferences and relative, participating, optional or other special rights as nearly equal as possible to those provided in this Certificate of Incorporation; and

(B) upon conversion of the Series A Preferred Stock or the stock of the Person to whom all or substantially all of the property or business of the Corporation is sold, leased or conveyed issued in accordance with Subdivision 3(k)(v), the Holder(s) will receive Exchange Property in accordance with Subdivision 3(k).

(iv) The Holder(s) shall not have any voting rights if, at or prior to the effective time of the act with respect to which such vote would otherwise be required, all outstanding shares of Series A Preferred Stock shall have been converted into shares of Common Stock.

(v) Except as otherwise expressly provided in the Certificate of Incorporation and except as otherwise provided by law, voting rights upon any and all matters shall be vested exclusively in the holders of the Common Stock.

(vi) Unless and until six quarter-yearly dividends on the Series A Preferred Stock shall be in default, in whole or in part, the entire voting power, except as otherwise provided in the Certificate of Incorporation or By-Laws, shall be vested exclusively in the Common Stock in accordance with the provisions of, and except as otherwise expressly provided in, the Certificate of Incorporation. If and whenever six full quarter-yearly dividends (whether or not consecutive) payable on the Series A Preferred Stock shall be in arrears, in whole or in part, the number of Directors then constituting the Board of Directors shall be increased by two and the holders of the Series A Preferred Stock, voting separately as a class, shall be entitled to elect the two additional directors at any annual meeting of shareholders or special meeting held in place thereof, or at a special meeting of the holders of the Series A Preferred Stock called as hereinafter provided. Whenever all arrears in dividends on the Series A Preferred Stock then outstanding shall have been paid and dividends thereon for the current quarter-yearly dividend period shall have been paid or declared and set apart for payment, then the right of the holders of the Series A Preferred Stock to elect such additional two Directors shall cease (but subject always to the same provisions for the vesting of such voting rights in the case of any similar future arrearages in dividends), and the terms of office of all persons elected as Directors by the holders of the Series A Preferred Stock shall forthwith terminate and the number of the Board of Directors shall be reduced accordingly. At any time after such voting power shall have been so vested in the Series A Preferred Stock, the Secretary of the Corporation may, and upon the written request of any holder of the Series A Preferred Stock (addressed to the Secretary at the principal office of the Corporation) shall, call a special meeting of the holders of the Series A Preferred Stock for the election of the two Directors to be elected by them as herein provided, such call to be made by notice similar to that provided in the By-Laws for a special meeting of the shareholders or as required by law. If any such special meeting required to be called as above provided shall not be called by the Secretary within twenty days after receipt of any such request, then any holder of Series A Preferred Stock may call such meeting, upon the notice above provided, and for that purpose shall have access to the stock books of the Corporation. The Directors elected at any such special meeting shall hold office until the next annual meeting of the shareholders or special meeting held in place thereof. In case any vacancy shall occur among the Directors elected by the holders of the Series A Preferred Stock, a successor shall be elected to serve until the next annual meeting of the shareholders or special meeting held in place thereof by the then remaining Director elected by the holders of the Series A Preferred Stock or the successor of such remaining Director.

In any case in which the holders of Series A Preferred Stock shall be entitled to vote pursuant to the provisions of the Certificate of Incorporation or pursuant to law, each holder of Series A Preferred Stock shall be entitled to one vote for each share thereof held.

(o) Transfer; Optional Redemption by the Corporation Upon Transfer.

(i) The Transfer of the Series A Preferred Stock by the Holder(s) thereof shall not be restricted other than pursuant to the requirements of applicable law; provided, however, that, with respect to any such Transfer of shares of Series A Preferred Stock, the shares so Transferred must have an aggregate Liquidation Preference of at least $1 million and, if applicable, any shares owned by the Holder effecting such Transfer following such Transfer must have an aggregate Liquidation Preference of at least $1 million.

(ii) Upon a Transfer of the Series A Preferred Stock pursuant to Subdivision 3(o)(i) to a Person other than a Permitted Transferee, the Corporation shall have the right, at its option, to redeem, in part or in whole, such Transferred shares of Series A Preferred Stock (the “Optional Redemption Transferred Shares”) at any time on or following the fifth anniversary of the date of such Transfer at a redemption price per share of Series A Preferred Stock equal to the then Fair Market Value of such Optional Redemption Transferred Shares and an amount equal to any accrued and unpaid dividends on such Optional Redemption Transferred Shares to, but not including, the Optional Redemption Date.

(A) If the Corporation exercises its optional redemption right to redeem the Optional Redemption Transferred Shares pursuant to Subdivision 3(o)(ii), a written notice (the “Optional Redemption Notice”) shall be sent by or on behalf of the Corporation, by first-class mail, postage prepaid, to the Holder(s) of such Optional Redemption Transferred Shares, which shall contain the number of Optional Redemption Transferred Shares, the name of the nationally recognized independent investment banking firm selected by the Corporation to determine the Fair Market Value of the Optional Redemption Transferred Shares to be redeemed, the Fair Market Value of the Optional Redemption Transferred Shares (on a per share and aggregate basis) and such other information required by applicable law.

(B) The date of the redemption of the Optional Redemption Transferred Shares shall be a date selected by the Corporation that is not less than 30 calendar days and not more than 60 calendar days after the date on which the Corporation provides Optional Redemption Notice (the “Optional Redemption Date”).

(C) If, on or before the Optional Redemption Date specified in the Optional Redemption Notice, the Corporation has set aside all funds necessary for such redemption, separate and apart from its other funds, in trust for the pro rata benefit of the Holder(s) of the Optional Redemption Transferred Shares so called for redemption, so as to be and continue to be available therefor, then, notwithstanding that any certificate for the Optional Redemption Transferred Shares so called for redemption shall not have been surrendered for cancellation, all the Optional Redemption Transferred Shares so called for redemption shall no longer be deemed outstanding on and after such Optional Redemption Date, and the right to receive dividends thereon and all other rights with respect to such shares shall forthwith on such Optional Redemption Date cease and terminate, except only the right of the Holder(s) thereof to receive the amount payable on redemption thereof without interest.

(iii) A Holder effecting a Transfer pursuant to this Subdivision 3(o) must notify the Registrar of the Transfer on the date of the Transfer. Any purported Transfer of shares of Series A Preferred Stock not in accordance with this Subdivision 3(o) shall be void and have no effect; provided, however, that the failure to notify the Registrar of any Transfer shall not cause such Transfer to be void and of no effect.

(p) Reservation of Common Stock.

(i) The Corporation has reserved and shall continue at all times to reserve and keep available out of its authorized and unissued Common Stock or shares acquired by the Corporation, solely for issuance upon the conversion of shares of Series A Preferred Stock as provided in this Subdivision 3, free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of

Series A Preferred Stock then outstanding. The Corporation shall take all such corporate and other actions as from time to time may be necessary to ensure that all shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock at the Conversion Rate in effect from time to time will, upon issue, be duly and validly authorized and issued, fully paid and nonassessable and free of any preemptive or similar rights. For purposes of this Subdivision 3(p), the number of shares of Common Stock that shall be deliverable upon the conversion of all outstanding shares of Series A Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single Holder.

(ii) Notwithstanding the foregoing, the Corporation shall be entitled to deliver upon conversion of shares of Series A Preferred Stock, as herein provided, shares of Common Stock acquired by the Corporation (in lieu of the issuance of authorized and unissued shares of Common Stock), so long as (x) any such acquired shares are free and clear of all liens, charges, security interests or encumbrances (other than liens, charges, security interests and other encumbrances created by the Holders) and (y) all such acquired shares have all the same attributes as any other share of Common Stock then outstanding, including without limitation any rights that may then be attached to all or substantially all of the Common Stock then outstanding pursuant to any stockholders’ rights plan or similar arrangement.

(iii) All shares of Common Stock delivered upon conversion of the Series A Preferred Stock shall be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, claims, security interests and other encumbrances (other than liens, charges, security interests and other encumbrances created by the Holder(s)).

(iv) Prior to the delivery of any securities that the Corporation shall be obligated to deliver upon conversion of the Series A Preferred Stock, the Corporation shall use its reasonable best efforts to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

(v) The Corporation hereby covenants and agrees that, if at any time the Common Stock shall be listed on the New York Stock Exchange or any other national securities exchange or automated quotation system, the Corporation will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all the Common Stock issuable upon conversion of the Series A Preferred Stock.

(q) Replacement Certificates. The Corporation shall replace any mutilated Series A Preferred Stock certificate at the Holder’s expense upon surrender of that certificate to the Corporation. The Corporation shall replace certificates that become destroyed, stolen or lost at the Holder’s expense upon delivery to the Corporation of satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may reasonably be required by the Corporation.

(r) Miscellaneous.

(i) All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three Business Days after the mailing thereof if sent by registered or certified mail with postage prepaid, addressed: (x) if to the Corporation, to its office at [•], or (y) if to any Holder, to such Holder at the address of such Holder as listed in the stock record books of the Corporation or (z) to such other address as the Corporation or any such Holder, as the case may be, shall have designated by notice similarly given.

(ii) No Holder of Series A Preferred Stock shall be entitled as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class whatsoever, or of any obligations or other securities convertible into, or exchangeable for, any stock of any class whatsoever, whether now or hereafter authorized and whether issued for cash or other consideration or by way of dividend.

(iii) The shares of Series A Preferred Stock shall not have any voting powers, preferences or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Certificate of Incorporation or as provided by applicable law.”

FIFTH: The foregoing amendment to the Certificate of Incorporation was authorized by a resolution of the Board of Directors at a meeting thereof duly held on [•], 2016 in accordance with the authority granted to the Board of Directors in the Certificate of Incorporation and Section 502 of the Business Corporation Law.

IN WITNESS WHEREOF, CONDUENT INCORPORATED has caused this Certificate of Amendment to be signed by its authorized corporate officer this [•] day of [•], 2016.

CONDUENT INCORPORATED

by
Name:
Title: